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                            WARRANTHOLDERS' AGREEMENT

                                  By and Among

                                Radio One, Inc.,

                          Radio One of Maryland, Inc.,

                            Radio One License, Inc.,

                       Radio One of Maryland License, Inc.

                              Catherine L. Hughes,

                               Alfred C. Liggins,

                               Jerry A. Moore, III

                                       and

                            The New Investors and the
               Original Investors as defined and set forth herein
                        and on the signature pages hereto

                            Dated as of June 6, 1995

    This agreement is subject to an Intercreditor and Subordination Agreement dated as of the date hereof among RADIO ONE, INC., the Subsidiaries of Radio One, Inc. from time to time, the Subordinated Lenders (as defined therein), the Lenders (as defined therein) and NationsBank of Texas, N.A., as Agent to the Lenders (as defined therein) and individually as a Lender. By its acceptance of this agreement, each party hereto agrees to be bound by the provisions of such Intercreditor and Subordination Agreement to the same extent that each Subordinated Lender is bound. In the event of any inconsistency between the terms of this agreement and the terms of such Intercreditor and Subordination Agreement, the terms of the Intercreditor and Subordination Agreement shall govern and be controlling.

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

                                TABLE OF CONTENTS

                                                                                                              Page
ARTICLE I.            REPRESENTATIONS AND WARRANTIES............................................................. 2

         Section 1.01.     Representations and Warranties of the Original Investors...............................2
         Section 1.02.     Representations and Warranties of the Management
                           Stockholders...........................................................................4

ARTICLE II.           REGISTRATION RIGHTS.........................................................................6

         Section 2.01.     "Piggy-Back" Registration Rights.......................................................6
         Section 2.02.     Required Registration Rights...........................................................7
         Section 2.03.     Form S-3...............................................................................8
         Section 2.04.     Registrable Securities.................................................................9
         Section 2.05.     Further Obligations of the Company.....................................................9
         Section 2.06.     Indemnification; Contribution.........................................................10
         Section 2.07.     Rule 144 Requirements.................................................................12
         Section 2.08.     Market Stand-Off......................................................................12
         Section 2.09.     Transfer of Registration Rights.......................................................12

ARTICLE III.          MANAGEMENT STOCKHOLDER AND INVESTOR
                      COVENANTS..................................................................................12

         Section 3.01.     Prohibited and Permitted Transfers; Definitions.......................................13
         Section 3.02.     Right of First Refusal................................................................14
         Section 3.03.     Right of Participation in Sales.......................................................15

ARTICLE IV.           RIGHT TO PARTICIPATE IN SALES BY  COMPANY OF
                      ADDITIONAL SECURITIES......................................................................17

         Section 4.01.     Offer to Investors....................................................................17
         Section 4.02.     Sale to Offeror.......................................................................18
         Section 4.03.     Right to Participate Inapplicable.....................................................18

ARTICLE V.            PUT AND CALL RIGHTS........................................................................18

         Section 5.01.     Investors' Put Right..................................................................18
         Section 5.02.     Company Call Right....................................................................19
         Section 5.03.     Put/Call Price........................................................................19
         Section 5.04.     Put/Call Closing......................................................................21

ARTICLE VI.           INVESTORS GO-ALONG RIGHT...................................................................21

ARTICLE VII.          SPECIAL COVENANTS..........................................................................23

                                       (i)




ARTICLE VIII.         ELECTION OF DIRECTORS OF THE COMPANY.......................................................24

         8.01.             Election of Directors of the Company and the Subsidiaries.............................24
         8.02.             Vacancies.............................................................................25

ARTICLE IX.           MISCELLANEOUS PROVISIONS...................................................................25

         Section 9.01.     Survival of Representations and Covenants; No Third Party
                           Beneficiaries.........................................................................25
         Section 9.02.     Indemnification.......................................................................25
         Section 9.03.     Amendment and Waiver..................................................................27
         Section 9.04.     Intercreditor Matters.................................................................27
         Section 9.05.     Notices...............................................................................29
         Section 9.06.     Headings..............................................................................29
         Section 9.07.     Gender................................................................................29
         Section 9.08.     Counterparts..........................................................................29
         Section 9.09.     Remedies; Severability................................................................29
         Section 9.10.     Entire Agreement......................................................................29
         Section 9.11.     Government Law; Jurisdiction; Venue...................................................30
         Section 9.12.     Term..................................................................................30

SCHEDULES

Schedule A            New Investors
Schedule B            Original Investors
Schedule 1.02(a)      Capital Stock Held By Management Stockholders
Schedule 1.02(c)      Claims


EXHIBITS

Exhibit A                  Form of Promissory Note for ROFR Notes
Exhibit B                  Form of Irrevocable Proxy


                                      (ii)

                            WARRANTHOLDERS' AGREEMENT
                            -------------------------

         This Warrantholders' Agreement is made as of this 6th day of June, 1995, by and among Radio One, Inc., a District of Columbia corporation (the "Company"), Radio One of Maryland, Inc., a Delaware corporation, Radio One License, Inc., a District of Columbia corporation, Radio One of Maryland
    License, Inc., a District of Columbia corporation (collectively, the "Subsidiaries"), Catherine L. Hughes, Alfred C. Liggins and Jerry A. Moore, III (collectively, the "Management Stockholders"), the investors listed on Schedule A hereto (the "New Investors"), and the additional investors listed on Schedule B hereto (the "Original Investors") (the New Investors and the Original Investors being referred to herein collectively as the "Investors" and individually as an "Investor," and the Investors and the Management Stockholders being referred to herein collectively as the "Securityholders" and individually as a "Securityholder").

         The capitalized terms used herein which are defined in the Securities Purchase Agreement and not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of June 6, 1995, by and among the Company, the Subsidiaries and the Securityholders.

                                   W I T N E S S E T H
                                   -------------------

         WHEREAS, reference is made to the Securities Purchase Agreement, whereby the Investors will, subject to the terms and conditions set forth in the Securities Purchase Agreement, acquire an aggregate principal amount of $17,000,000 of Subordinated Promissory Notes of the Company (the "Notes") and the New Investors will acquire warrants (the "New Warrants") to purchase an aggregate of up to 17.84% of the fully-diluted Common Equity (as defined in the Securities Purchase Agreement) of the Company;

         WHEREAS, reference is made to the Exchange Agreement, dated as of June 6, 1995, by and among the Company and the Original Investors, pursuant to which the Original Investors will exchange their outstanding warrants (the "Old Warrants") to purchase 50.39% of the Common Stock on a fully-diluted basis for new warrants (the "Exchange Warrants," and together with the New Warrants, the "Warrants") to purchase an aggregate of up to 33.66% of the fully diluted Common Equity and $6,251,094 in cash, subject to the terms and conditions set forth in the Exchange Agreement;

         WHEREAS,  the  effectiveness  of this  Agreement  is a condition to the
    consummation  of  the  Securities   Purchase   Agreement  and  the  Exchange
    Agreement; and

         WHEREAS, the parties hereto desire to provide for the orderly management of the Company and the Subsidiaries and the ownership of outstanding securities of the Company and the Subsidiaries following the closing of the transactions contemplated hereby.

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I.     REPRESENTATIONS AND WARRANTIES

    Section l.01. Representations and Warranties of the Original Investors. Each Original Investor hereby makes the following representations and warranties and covenants to the Company and each New Investor:

    (a) Such Original Investor, by reason of its business and financial experience, has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of its investment in the Notes and Warrants, and is purchasing the Notes and Warrants being acquired by it for its own account, for investment only and not with a view to, or any present intention of, distributing or reselling such securities or any part thereof. Each of the Original Investors acknowledges that its respective Notes and Warrants have not been registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), or the securities laws of any state or other jurisdiction and cannot be disposed of unless they are subsequently registered under the Securities Act and any applicable state laws or an exemption from such registration is available.

    (b) Such Original Investor has full authority and power under its governing charter or comparable document to enter into this Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of such Original Investor pursuant to or as contemplated by this Agreement and to carry out the transactions contemplated hereby and thereby. This Agreement and each agreement, document and instrument to be executed and delivered by such Original Investor pursuant to or as contemplated by this Agreement constitute, or when executed and delivered by such Original Investor will constitute, valid and binding obligations of such Original Investor enforceable in accordance with their respective terms. The execution, delivery and performance by such Original Investor of this Agreement and each such agreement, document and instrument:

                  (i) do not and will not violate any laws, rules or regulations of the United States or any state or other jurisdiction applicable to such Original Investor, or require such Original Investor to obtain any approval, consent or waiver of, or to make any filing with, any Person that has not been obtained or made; and

                  (ii) do not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of any indenture or loan or credit agreement or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which such Original Investor, the Company or any of the Subsidiaries is a party or by which the property of such Original Investor, the Company or any of the Subsidiaries is bound or affected, or result in the creation or imposition of any mortgage, pledge, lien, security interest or other charge or encumbrance on any of the assets or properties of such Original Investor or of the Company or any of the Subsidiaries.

                  (c) Such Original Investor hereby acknowledges that, except for the Notes and Warrants issued pursuant to the Securities Purchase Agreement and the Exchange Agreement and its rights under this Agreement, it has no claims against the Company or the Subsidiaries and their respective affiliates and such Original Investor hereby agrees on behalf of itself and its agents, representatives, successors, and assigns to remise, release and forever discharge the Company, the Subsidiaries, their respective affiliates, and the present and future agents, representatives, heirs, successors and assigns of the Company and the Subsidiaries of and from all actions, causes of action, contributions, indemnities, apportionments, duties, debts, sums, sums of money, suits, omissions, bonds, bond specialties, covenants, contracts, controversies, restitutions, understandings, agreements, promises, commitments, damages, responsibilities and any and all claims, demands, executions, liabilities and accounts of whatsoever kind, nature or description, direct or indirect, oral or written, known or unknown, matured or unmatured, suspected or unsuspected at the present time, in law or in equity (including, without limitation, those in contract or in tort or otherwise, or under the laws and regulations of the United States or any state or other jurisdiction or public administrative board or agency), and which may be based upon, result from, relate to or arise out of the existing state of things, or matters arising prior to the date of execution and delivery hereof, which such Original Investor ever had, now has or ever has from time to time to the date hereof. Such Original Investor further represents and agrees that the representations in this Section l.0l.(c) are freely and voluntarily given by it without reliance on any inducements, promises or representations which are not described herein and after the receipt of advice from its legal counsel as to the meaning and consequences of such representations and acknowledges its understanding of the terms contained herein and the consequences thereof.

                  (d) Each Original Investor hereby acknowledges that it is a sophisticated investor accustomed to making valuations of investments such as the Old Warrants, the Exchange Warrants and the Notes and agrees that, in entering into this Agreement, the Securities Purchase Agreement, the Exchange Agreement and any other agreement contemplated hereby or thereby, each Original Investor has relied upon its own valuation of the Old Warrants held, and
Exchange Warrants to be received, by such Original Investor and not upon a valuation provided by the Company or any other party hereto. In this regard, each Original Investor also acknowledges that (i) it has had complete opportunity to ask such questions, and receive such information and material, regarding the Company's business, assets, condition and prospects as it has deemed relevant to its determination of the value of the Old Warrants, the Exchange Warrants and the Notes and (ii) it has had an opportunity to consult with its own counsel regarding the terms of the transactions contemplated hereby and is not relying upon the Company, the New Investors or any of the respective agents or affiliates with respect to the terms of such transactions, or the impact of any statutes, regulations or policies applicable to it as a Specialized Small Business Investment Company licensed by the Small Business Administration under ss.30l(d) of the Small Business Investment Act of 1958, as amended. Further, each Original Investor acknowledges that the terms of the exchange of such Original Investor's Old Warrants for Exchange Warrants and (if applicable) cash pursuant to the terms of the Exchange Agreement and the purchase and sale of Notes pursuant to the Securities Purchase Agreement were negotiated in arm's length transactions and that such Original Investor is aware of the terms of each other Original

Investor's exchange of Old Warrants for Exchange Warrants pursuant to the Exchange Agreement and purchase of Notes pursuant to the Securities Purchase Agreement.

                  (e) Each Original Investor hereby acknowledges that the transactions contemplated hereby, by the Securities Purchase Agreement, by the Exchange Agreement and by any other agreement contemplated hereby or thereby may involve state, Federal or other tax implications, and that such implications may not be the same for all of the Original Investors. In this regard, each Original Investor also acknowledges that it has relied upon its own evaluation of such tax implications or it has consulted its own tax adviser(s) regarding such tax implications, and that such Original Investor has not relied upon the Company or any other party hereto in evaluating such tax implications.

         Section  1.02.   Representations   and  Warranties  of  the  Management
Stockholders. Each of Liggins and Hughes hereby makes the following representations, warranties and covenants to each Investor, and Jerry A. Moore, III hereby makes the following representations and warranties to the best of his knowledge and covenants to each Investor:

                  (a) Such Management Stockholder owns beneficially and of record the number of shares of, or options or warrants to purchase shares of, capital stock ("Management Shares") of the Company and the subsidiaries set forth opposite such Management Stockholder's name on Schedule 1.02(a) attached hereto, free and clear of any and all liens, claims, options, charges, encumbrances, rights or restrictions of any nature, except as contemplated by the Loan Documents (as defined in both the Securities Purchase Agreement and the Senior Loan Agreement).

                  (b) Such Management Stockholder has full authority, power and capacity to enter into this Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of such Management Stockholder pursuant to or as contemplated by this Agreement and to carry out the transactions contemplated hereby and thereby. This Agreement and each agreement, document and instrument to be executed and delivered by such Management Stockholder pursuant to or as contemplated by this Agreement constitute, or when executed and delivered by such Management Stockholder will constitute, valid and binding obligations of such Management Stockholder enforceable in accordance with their respective terms. The execution, delivery and performance by such Management Stockholder of this Agreement and each such agreement, document and instrument:

                  (i) do not and will not violate any laws, rules or regulations of the United States or any state or other jurisdiction applicable to such Management Stockholder, which such violation could reasonably be expected to have a material adverse effect on the assets, prospects, business or financial condition of the Management Stockholders, the Company or the Subsidiaries, or require such Management Stockholder to obtain any approval, consent or waiver of, or to make any filing with, any Person that has not been obtained or made, except where the failure to make any such filing or obtain any such consent or approval could not reasonably be expected to have a material adverse effect on the consummation of the transactions contemplated by this Agreement or on the assets, prospects, business or financial condition of the Management Stockholders, the Company or the Subsidiaries; and

    (ii) do not and will not result in a material breach of, constitute a default under, accelerate any material obligation under or give rise to a right of termination of any indenture or loan or credit agreement or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which such Management Stockholder, the Company or any of the Subsidiaries is a party or by which the property of such Management Stockholder, the Company or any of the Subsidiaries is bound or affected, or result in the creation or imposition of any mortgage, pledge, lien, security interest or other charge or encumbrance on any of the assets or properties of such Management Stockholder or of the Company or any of the Subsidiaries, except for those under the Pledge Agreements (as defined in the Securities Purchase Agreement and the Senior Loan Agreement, respectively).

         (c) Such Management Stockholder hereby acknowledges that, except as described on Schedule 1.02(c) hereof and except for the Management Shares and its rights under this Agreement, it has no claims against the Company or the Subsidiaries and their respective affiliates and such Management Stockholder hereby agrees on behalf of itself and its agents, representatives, successors, and assigns to remise, release and forever discharge the Company, the Subsidiaries, their respective affiliates, and the present and future agents, representatives, heirs, successors and assigns of the Company and the Subsidiaries of and from all actions, causes of action, contributions,
indemnities,   apportionments,  duties,  debts,  sums,  sums  of  money,  suits, omissions, bonds, bond specialties, covenants, contracts, controversies, restitutions, understandings, agreements, promises, commitments, damages, responsibilities and any and all claims, demands, executions, liabilities and accounts of whatsoever kind, nature or description, direct or indirect, oral or written, known or unknown, matured or unmatured, suspected or unsuspected at the present time, in law or in equity (including, without limitation, those in contract or in tort or otherwise, or under the laws and regulations of the United States or any state or other jurisdiction or public administrative board or agency), and which may be based upon, result from, relate to or arise out of the existing state of things, or matters arising prior to the date of execution and delivery hereof, which such Management Stockholder ever had, now has or ever has from time to time to the date hereof. Such Management Stockholder further represents and agrees that the representations in this Section 1.02(c) are freely and voluntarily given by it without reliance on any inducements, promises or representations which are not herein andafter the receipt of advice from its legal counsel as to the meaning and consequences of such representations and acknowledges its understanding of the terms contained herein and the consequences thereof.

ARTICLE II.    REGISTRATION RIGHTS

         Section 2.01. "Piggy-Back" Registration Rights. If at any time or times after the date hereof, the Company shall determine or be required to register any shares of its Common Stock for sale under the Securities Act (whether in connection with a public offering of securities by the Company (a "primary offering"), a public offering of securities by stockholders of the Company (a "secondary offering"), or both, but not in connection with a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Securities and Exchange Commission (the "Commission") under the Securities Act is applicable, the Company will promptly give written notice thereof to the Investors that hold Registrable Securities or Non-Voting Common Stock at that time. In connection with any such registration, if within 30 days after the receipt of such notice, one or more Investors request the inclusion of some or all of the Registrable Securities (but not any other shares) held by them in such registration, the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which such Investors request to be registered. In the case of the registration of shares of Common Stock by the Company in connection with an underwritten public offering, (i) the Company shall not be required to include any Registrable Securities in such underwriting which are held by an Investor that does not accept the terms of the underwriting as reasonably agreed upon between the Company and the managing underwriter(s) for such offering, and
(ii) if the managing underwriter(s) reasonably determine(s) in writing that marketing factors require a limitation on the number of Registrable Securities to be offered, the Company shall not be required to register Registrable Securities in excess of the amount, if any, of shares of capital stock which the managing underwriter(s) for such offering shall reasonably and in good faith agree to include in such offering in excess of any amount to be registered for the Company; provided, however, that: (a) any Common Stock or other securities of the Company held by any persons other than the Investors shall be the first securities to be so excluded from such offering; (b) other than with respect to the initial public offering of the Company, the Registrable Securities to be registered in such offering may not be reduced below the lesser of (i) the aggregate amount which the Investors have requested to register in such offering; or (ii) an amount representing 30% of the aggregate number of shares to be registered in such offering; and (b) in the event that the aggregate amount of Registrable Securities that the Investors have requested to be registered hereunder exceeds the amount which may be registered hereunder, each Investor shall be entitled to register up to the lesser of (i) the amount of Registrable Securities for which it requested registration; or (ii) its pro rata share of the Registrable Securities which may be registered hereunder (based upon the number of Warrants or Registrable Securities issued upon exercise of the Warrants held by each Investor). All expenses relating to the registration and offering of Registrable Securities pursuant to this-Section 2.01 (including the reasonable fees and expenses of not more than one independent counsel for the Investors) shall be borne by the Company, except that the Investors shall bear underwriting and selling commissions attributable to their Registrable Securities being registered and any transfer taxes on shares being sold by such Investors. Without in any way limiting the types of registrations to which this
Section 2.01 shall apply, in the event that the Company shall effect a "shelf registration" under Rule 415 promulgated under the Securities Act, or any other similar rule or regulation ("Rule 415") (other than a shelf registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable), the Company shall take all necessary action, including, without limitation, the filing of post-effective amendments, to permit the Investors to include their shares in such registration in accordance with the terms of this Section 2.01.

         Section 2.02. Required Registration Rights. If on any two (2) occasions after the earlier of (a) 180 days after the initial public offering of the Company and (b) the third anniversary of the date hereof, Investors holding at least 66 2/3% in outstanding principal amount of the Notes (the "Initiating Investors") notify the Company in writing that they intend to offer or cause to be offered for public sale all or any portion of their Registrable Securities, the Company shall immediately notify in writing all of the Investors that hold Registrable Securities or Non-Voting Common Stock at that time of its receipt of such notification from such Initiating Investors. Within 30 days after receipt from the Company of the notification from the Initiating Investors, the Company will either (i) elect to make a primary offering, in which case the rights of such Investors shall be as set forth in Section 2.01 above (except that any Common Stock or other securities to be issued by the Company in such offering shall, in the event of any limitation in the amount of securities to be registered, be excluded from such offering prior to any of the Registrable Securities being so excluded), or (ii) use its best efforts to cause such of the Registrable Securities as may be requested in a written notice delivered by any Investors (including the Initiating Investors) to the Company within 30 days after its receipt of the initial demand notice to be registered under the Securities Act in accordance with the terms of this Section 2.02. If so requested by the Initiating Investors, the Company shall take such steps as are required to register the relevant Registrable Securities for sale on a delayed or continuous basis under Rule 415, and to keep such registration effective for 180 days or until all of such Registrable Securities registered thereunder are sold, whichever is shorter. All expenses of such registrations and offerings (other than underwriting and selling commissions attributable to the Registrable Securities) and the reasonable fees and expenses of not more than one independent counsel for the Investors in connection with any registration pursuant to this Section 2.02 shall be borne by the Company. The Company may postpone the filing of any registration statement required under this Section
2.02 for a reasonable period of time, not to exceed 60 days during any twelve-month period, if the Company has been advised by legal counsel that such filing would require disclosure of a material impending transaction or other matter and the Company determines reasonably in good faith that such disclosure would have a material adverse effect on the Company. The Company shall not be required to cause a registration statement requested pursuant to this Section
2.02 to become effective prior to 180 days following the effective date of a registration statement initiated by the Company if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Investors to the effect that the Company is commencing to prepare a Company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable); provided, however, that the Company shall use its best efforts to achieve such effectiveness promptly following such 180-day period if the request pursuant to this Section 2.02 has been made prior to the expiration of such 18O-day period. Any registration effected pursuant to this

Section 2.02 and so designated by the Investors shall be subject to this Section 2.02, regardless of the form in which such registration is effected. In the event that the offering requested by the Investors shall be the initial public offering of the Company's Common Stock, the closing of such initial public offering and the transactions related thereto shall be conditioned upon the Senior Debt being paid in full or the consent of the Senior Lender.

         Section 2.03. Form S-3. If the Company becomes eligible to use Form S-3 under the Securities Act or a comparable successor form, the Company shall use its best efforts to continue to qualify at all times for registration of its capital stock on Form S-3 or such successor form. In addition to their rights under Section 2.02 hereof, one or more of the Investors shall have the right to request and have effected registrations of Registrable Securities on Form S-3 or such successor form for a public offering of shares of Registrable Securities having an aggregate proposed offering price of not less than $1,000,000 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Investors). The Company shall give notice to all of the Investors that hold Registrable Securities or Non-Voting Common Stock at that time of the receipt of a request for registration pursuant to this Section 2.03 and upon the written request of any such Investor delivered to the Company within 30 days after receipt from the Company, the Company shall use its best efforts to cause such of the Registrable Securities as may be requested by any Investor to be registered under the Securities Act on Form S-3 (or any successor form). If so requested by Investors holding a majority in interest of the Registrable Securities to be registered under this Section 2.03, the Company shall take such steps as are required to register such Registrable Securities for sale on a delayed or continuous basis under Rule 415, and to keep such registration effective for 180 days or until all of such Registrable Securities registered thereunder are sold, whichever is shorter. All expenses incurred in connection with a registration requested pursuant to this Section 2.03 (other than underwriting and selling commissions attributable to the Registrable Securities) and the reasonable fees and expenses of not more than one independent counsel for the Investors shall be borne by the Company. The Company may postpone the filing of any registration statement required hereunder for a reasonable period of time, not to exceed 60 days during any twelve-month period, if the Company has been advised by legal counsel that such filing would require disclosure of a material impending transaction or other matter and the Company determines reasonably in good faith that such disclosure would have a material adverse effect on the Company. The Company shall not be required to cause more than two registration statements requested pursuant to this Section 2.03 to become effective in any twelve-month period. The Company shall not be required to cause a registration statement requested pursuant to this Section 2.03 to become effective prior to 180 days following the effective date of a registration statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Investors initiating a demand under this
Section 2.03 to the effect that the Company is commencing to prepare a Company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable); provided, however, that the Company shall use its best efforts to achieve such effectiveness promptly following such 180-day period if the request pursuant to this Section 2.03 has been made prior to the expiration of such 180-day period.

         Section 2.04. Registrable Securities. For the purposes of this Article II, the term "Registrable Securities" shall mean (i) any shares of Common Stock of the Company issued or issuable upon exercise of any of the Warrants or ROFR Warrants (as defined in section 3.02(b) hereof), (ii) any Common Stock issued or issuable with respect to any of the shares of Common Stock referred to in clause
(i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, (iii) any shares of Common Stock issued or issuable upon conversion of any shares of Non-Voting Common Stock held by the Investors, and
(iv) any shares of Common Stock issued or issuable upon conversion of shares of Non-Voting Common Stock issued or issuable upon exercise of any of the Warrants. In no event shall Non-Voting Common Stock be considered Registrable Securities hereunder.

         Section 2.05. Further obligations of the Companv. Whenever under the preceding Sections of this Article II the Company is required hereunder to register any Registrable Securities, it agrees that it shall also do the following:

                  (a) Use its best efforts (with due regard to the management of the ongoing business of the Company) to diligently prepare and file with the Commission a registration statement and such amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to keep said registration statement effective and to comply with the provisions of the Securities Act with respect to the sale of securities covered by said registration statement for the lesser of: (i) 180 days or (ii) the period necessary to complete the proposed public offering;

                  (b) Furnish to each selling Investor such copies of each preliminary and final prospectus and such other documents as such Investor may reasonably request to facilitate the public offering of its Registrable Securities;

                  (c) Enter into any reasonable underwriting agreement required by the proposed underwriter for the selling Investors, if any;

                  (d) Use its best efforts to register or qualify the Registrable Securities covered by said registration statement under the securities or "blue-sky" laws of such jurisdictions as any selling Investors may reasonably request, provided that the Company shall not be required to register or qualify the Registrable Securities in any jurisdictions which require it to qualify to do business or subject itself to general service of process therein;

                  (e) Immediately notify each selling Investor, at any time when a prospectus relating to its or his Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of any such selling Investor, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (f) Cause all such Registrable Securities to be listed on each securities exchange or quoted in each quotation system on which similar securities issued by the Company are then listed or quoted; and

                  (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to each selling Investor, in each case as soon as practicable, but not later than 45 days after the close of the period covered thereby (or 90 days in case the period covered corresponds to a fiscal year of the Company), an earnings statement of the Company which will satisfy the provisions of Section ll(a) of the Securities Act.

    Section 2.06. Indemnification: Contribution.

                  (a) Incident to any registration statement referred to in this
Article II, and subject to applicable law, the Company will, subject to the terms of the Intercreditor and Subordination Agreement, indemnify and hold harmless each underwriter, each Investor who holds any Registrable Securities (including its respective directors or partners, officers, employees and agents) so registered, and each person who controls any of them within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), from and against any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any related preliminary or definitive prospectus, or any amendment or supplement to such registration statement or prospectus), (ii) any omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, or (iii) any violation by the Company of the Securities Act, any state securities or "blue sky" laws or any rule or regulation thereunder in connection with such registration, provided, however, that the Company will not be liable to the extent that such loss, claim, damage, expense or liability arises from and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by such underwriter, Investor or controlling person expressly for use in such registration statement. With respect to such untrue statement or omission or alleged untrue statement or omission in the information furnished in writing to the Company by such Investor expressly for use in such registration statement, such Investor will indemnify and hold harmless each underwriter, the Company (including its directors, officers, employees and agents), each other Investor holding Registrable Securities (including its respective directors or partners, officers, employees and agents) so registered, and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, expenses and liabilities, joint or several, to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise to the same extent provided in the immediately preceding sentence. In no event, however, shall the liability of an Investor for indemnification under this Section 2.06(a) exceed the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement which is being sold by such Investor or (ii) the proceeds received by such Investor from its sale of Registrable Securities under such registration statement.

                  (b) If the indemnification provided for in Section 2.06(a) above for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 2.06, in lieu of indemnifying such indemnified party thereunder, shall, subject to the terms of the Subordination Agreement, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the other selling Investors and the underwriters from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the other selling Investors and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the selling Investors and the underwriters shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and the selling Investors and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the selling Investors and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the selling Investors or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Investors, and the underwriters agree that it would not be just and equitable if contribution pursuant to this Section 2.06(b) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall an Investor be required to contribute any amount under this Section 2.06(b) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement which is being sold by such Investor or (ii) the proceeds received by such Investor from its sale of Registrable Securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 9(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (c) The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this
Section 2.06 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. The indemnification and contribution provided for in this Section 2.06 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any director or partner, officer, employee, agent or controlling person of the indemnified parties.

         Section 2.07. Rule 144 Requirements. If the Company becomes subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company will use its best efforts to file with the Commission such information as the Commission may require under either of said Sections; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor or similar exemptive rules hereafter in effect). The Company shall furnish to any Investor upon request a written statement executed by the Company as to the steps it has taken to comply with the current public information requirement of Rule 144 or such successor rules.

         Section  2.08.   Market   Stand-off.   Each  Investor  and   Management
Stockholder: (a) agrees, if requested by the Company and the managing underwriter(s) for the Company's initial public offering or any offering in which Registrable Securities are permitted to be included hereunder, not to sell or otherwise transfer or dispose of any Registrable Securities held by it for up to 180 days following the effective date of the registration statement relating to such offering; and (b) acknowledges that the Company may impose stop transfer restrictions on any such Registrable Securities held by such Investor or Management Stockholder as a means of enforcing the provisions hereof regardless of whether such Person executes a "lock-up" agreement reflecting the terms hereof.

         Section 2.09. Transfer of Registration Rights. The registration rights and related obligations under this Article II of the Investors with respect to their Registrable Securities may only be assigned to an affiliate or a transferee of all of the Warrants and Registrable Securities held by the transferring Investor and upon such transfer the relevant transferee shall be deemed to be included within the definition of an "Investor" for purposes of this Article II. Any transferring Investor shall notify the Company at the time of such transfer.

ARTICLE III.   MANAGEMENT STOCKHOLDER AND INVESTOR COVENANTS.

         Until the Company shall successfully complete a Qualified Public Offering (defined below), each of the Management Stockholders shall comply with the covenants described in Sections 3.01, 3.02 and 3.03 and each of the Investors shall comply with the covenants described in Section 3.04 during the period that any of the Notes, Warrants or Registrable Securities remain outstanding. The Company shall ensure that the stock certificates held by the Management Stockholders and their Permitted Transferees and the Warrant certificates and any stock certificates held by the Investors (as defined below) are properly legended to reference these restrictions on transfer. For purposes of this Agreement, a "Qualified Public Offering" shall mean the closing of the first underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock to the public in which the proceeds received by the Company, net of underwriting discounts and commissions, equal or exceed $15,000,000 at a per share sale price to the public which reflects a market capitalization of no less than $100 million on a fully-diluted basis.

    Section 3.01. Prohibited and Permitted Transfers;Definitions.

                  (a) From and after  the date  hereof,  none of the  Management
Stockholders shall sell, assign, transfer, pledge, hypothecate, mortgage, encumber or dispose of all or any of his or her Shares (as defined below) except to the Senior Lender pursuant to the terms of the Loan Documents (as defined in the Senior Loan Agreement) or in compliance with the terms of this Article III. Notwithstanding the foregoing, Shares may be transferred without complying with
Section 3.02 and 3.03 hereof as set forth in the following clauses (individuals receiving Shares from the Management Stockholders pursuant to any of the following permitted transfers are collectively referred to as the "Permitted Transferees"): (i) by way of gift to their respective spouses or to their siblings or lineal descendants or ancestors or to any qualified trust under Code
Section 1361(c)(2) for the benefit of any one or more of the foregoing or to an unleveraged partnership, limited liability company or corporation in which all of the equity interests are beneficially owned by any one or more of the foregoing; provided, that any such Permitted Transferee shall agree in writing with the Investors, as a condition to such transfer, to be bound by all of the provisions of this Agreement with respect to such Shares to the same extent as the Management Stockholders and provided, further, that such transfers in the aggregate represent less than 5% of the Shares held by the applicable Management Stockholder; (ii) by any sale or disposition of Shares pursuant to a registered public offering in which the Investors have rights to participate under Article II hereof; (iii) any transfer, disposition, assignment, sale or hypothecation of Management Shares pursuant to a merger or consolidation of the Company which is permitted under the Securities Purchase Agreement; (iv) any transfer by will or laws of descent upon the death of a Management Stockholder; provided, that any such Permitted Transferee shall agree in writing with the Investors, as a condition to such transfer, to be bound by all of the provisions of this Agreement with respect to such Shares to the same extent as the Management Stockholders; (v) by any sale or disposition of Shares in connection with the exercise of the Senior Lender's remedies under the Senior Loan Agreement (including sales or dispositions of the Shares to third parties or subsequent sales by such third parties); or (vi) by any sale, disposition or other transfer of Shares from Hughes to Liggins, provided, that Liggins shall agree in writing with the Investors as a condition to such transfer, to be bound by all of the terms of this Agreement with respect to such Shares to the same extent as Hughes. Notwithstanding the foregoing, if the Company is required to continue to qualify as an S corporation under the Securities Purchase Agreement, the transferee (excluding however transferees from the sale or disposition of the Shares pursuant to the rights of the Senior Lender under the Senior Loan Agreement and the Subordination Agreement) must be a permitted stockholder in an S corporation and the transfer must not otherwise disqualify the Company as an S corporation under Code Sections 1361 et seq.

                  (b) "Shares" shall mean and include: (i) with respect to the Investors, all Warrants, ROFR Warrants, if any, and all shares of Registrable Securities or Non-Voting Common Stock for which the Warrants and ROFR Warrants, if any, are ultimately exercisable; and (ii) with respect to the Management Stockholders (which term, for the purpose of this Article III shall be deemed to include all Permitted Transferees of the Management Stockholders), all shares of Common Stock and any option or other securities exercisable or convertible into Common Stock and/or other capital stock of the Company now owned or hereafter acquired by any of the Management Stockholders or their Permitted Transferees and, in each case together with any securities acquired as a result of any conversion, stock split, stock dividend, recapitalization or the like. For all purposes of this Article III, options and other securities convertible into or exchangeable for capital stock shall be deemed to be equivalent to the number of shares of capital stock which they may be exercised for or converted into, as of the applicable date, with appropriate adjustments to reflect applicable exercise prices, if any.

    Section 3.02. Right of First Refusal.

                  (a) If at any time any of the Management Stockholders desires to sell or otherwise transfer all or any part of his or her Shares pursuant to a bona fide offer from a third party (the "Proposed Transferee") such Management Stockholders shall submit a written offer (the "offer") to sell such Shares (the "offered Shares") to the Investors on terms and conditions, including price, not less favorable than those on which such Management Stockholders proposed to sell such offered Shares to the Proposed Transferee; provided, however, that the Management Stockholder(s) shall not, so long as the Company is required to qualify as an S corporation under the Securities Purchase Agreement, be permitted to accept or entertain any offer from a Person that is not a permitted stockholder of an S corporation or if the proposed transfer would otherwise disqualify the Company as an S corporation for federal income tax purposes. The offer shall be submitted to the Investors at least 45 days prior to the proposed transfer and shall disclose the identity of the Proposed Transferee, the number of offered Shares proposed to be sold, the total number of Shares owned by such Management Stockholder(s), the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale. The offer shall further state that the Investors may purchase all, but not less than all, of the offered Shares for the price and upon the other terms and conditions, including deferred payment (if applicable), set forth therein and shall also advise the Investors of their co-sale rights pursuant to Section 3.03 hereof; each Investor who desires to purchase any of the offered Shares shall communicate in writing its election to purchase to the applicable Management Stockholder(s), which communication shall state the number of offered Shares that such Investor desires to purchase, and shall be given within 30 days of the date on which notice of the offer is given. In the event that the Investors elect to purchase an aggregate number of offered Shares that is greater than the number of offered Shares, then each Investor will be deemed to have elected to purchase that number of offered Shares that is equal to the total number of offered Shares multiplied by a fraction, the numerator of which is the total number of offered Shares that such Investor elected to purchase and the denominator of which is the total number of offered Shares that all of the Investors electing to purchase offered Shares elected to purchase.

                  (b) Any communication of acceptance from the Investors shall, when taken in conjunction with the offer and except as provided in Section 3.02(c) hereof, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such offered Shares. Sales of the offered Shares to be sold to the Investors shall be made at the offices of the Company within 60 days after the offer was first made. Such sale shall be effected by the applicable Management Stockholder's delivery of a certificate or certificates evidencing the offered Shares to be sold, duly endorsed for transfer against payment of the purchase price therefor; provided, however, that if (i) the Company is a duly qualified Subchapter S corporation for federal income tax purposes at the time of such transfer and (ii) Investors holding a majority in outstanding principal amount of the Notes do not in writing expressly allow such Subchapter S election to be terminated, the Management Stockholder(s) shall endorse the certificate(s) evidencing the offered Shares to the Company in exchange for (i) promissory notes in the form of Exhibit A hereof and in a principal amount equal to the purchase price for the offered Shares (the "ROFR Notes"), and (ii) warrants ("ROFR Warrants") exercisable for Common Stock equal in amount to the number of offered Shares and having a per share exercise price equal to the purchase price of the offered Shares, which such ROFR Notes and ROFR Warrants, upon payment by the Investors to the applicable Management Stockholder(s) of the purchase price therefor, shall then be delivered to the Investors in lieu of the Offered Shares.

                  (c) If the Investors collectively do not elect to purchase all of the Offered Shares, none of the Offered Shares shall be sold to or purchased by the Investors, and the Offered Shares may be sold by the applicable
Management Stockholder(s) at any time within the 90-day period after the expiration of all applicable periods referred to in Section 3.03(b) hereof. Any such sale shall be to the Proposed Transferee(s), on terms and conditions, including price, not more favorable to the Proposed Transferee(s) than those specified in the offer and shall, in any event, be subject to Section 3.03 hereof. Any Offered Shares not sold within such 90-day period shall continue to be subject to the requirements of this Section 3.02 and Section 3.03 hereof. If offered Shares are sold pursuant to this Section 3.02 to any person who is not a party to this Agreement, the offered Shares so sold shall no longer be subject to the restrictions or benefits imposed by this Section 3.02.

    Section 3.03. Right of Participation in Sales.

                  (a) If at any time any Management Stockholder(s) or his, her or their Permitted Transferees desire to sell all or any part of the Shares owned by them to any person other than to a Permitted Transferee or to the Investors pursuant to Section 3.02 (such person or entity referred to herein as a "Third Party Purchaser"), each Investor shall have the right to sell to the Third Party Purchaser, as a condition to such sale by the applicable Management Stockholder(s), at the same price per share and otherwise upon other terms and conditions that are in the aggregate the same as involved in such sale by such Management Stockholder(s), up to such Investor's Pro Rata Share (as defined below) of the total number of Shares proposed to be sold by such Management Stockholder(s) and/or his, her or their Permitted Transferees (subject to subsection (b) below). For purposes of this Section 3.03, the term "Pro Rata Share" shall mean the percentage of all Common Equity that the Shares held by an Investor then represent on a fully-diluted basis.

                  (b) At the time of the initial notice described in Section 3.02(a) above, any transferring Management Stockholder(s) shall also provide each Investor with a calculation as to the number of Shares that may be sold by them to the Third Party Purchaser pursuant to this Section 3.03. Each Investor wishing to participate in any sale under this Section 3.03 shall notify the transferring Management Stockholder(s) in writing within 30 days after the giving of the notice described in Section 3.02(a). Except as provided in Section 3.03(d) below, no Shares may be purchased by the Third Party Purchaser from the transferring Management Stockholder(s) unless the Third Party Purchaser simultaneously purchases from the Investors all Shares which they have elected to sell pursuant to this Section 3.03, with the sales to such Third Party Purchaser to be consummated not prior to the expiration of all notice periods described in this Section 3.03(b) and (in the case of the transferring Management Stockholder(s)) not after the expiration of the 90-day period described in Section 3.02(c).

                  (c) Any Shares sold to a Third Party Purchaser pursuant to this Section 3.03 shall no longer be subject to the restrictions or benefits imposed by this Section 3.03.

                  (d) If the Investors do not hold securities of the type being offered under this Section 3.03 by the transferring Management Stockholder(s),
(i) the Investor shall have the right to sell such portion of either their Warrants, their ROFR Warrants and ROFR Notes as a unit and/or Non-Voting Common Stock as is equivalent to the number of shares of Common Stock (or equivalent securities) which the Investors would otherwise have been entitled to sell under this Section 3.03 to the Third Party Purchaser (with appropriate adjustments to reflect the exercise price of such Warrants or ROFR Warrants, as the case may
be).

         Section 3.04. New Investor Tag-Along Right. In the event that any of the New Investors receives or makes a bona fide offer upon specific terms and conditions for the transfer of any Notes, Warrants and/or Shares (the "Co-Sale Securities") held by it or him to a third party which is exempt from registration under the Securities Act and which is not made in connection with an offering subject to Article II hereof (a "Transaction offer"), the New Investor may, subject to the terms of the Subordination Agreement, transfer such Co-Sale Securities pursuant to and in accordance with the following provisions of this Section 3.04.

                  (a) Such New Investor shall cause the Transaction Offer to be reduced to writing and shall notify the other New Investors in writing of its wish to accept or effect the Transaction Offer and otherwise comply with the provisions of this Section 3.04.

                  (b) Each of the other New Investors shall have the right, exercisable upon written notice to the selling New Investor within ten (10) days after receipt of the notice referred to in clause (a) above, to participate in the Transaction offer on the terms and conditions herein stated.

                  (c) Each of the other New Investors may sell all or any portion of its applicable Co-Sale Securities as is equal to the product obtained by multiplying (i) the aggregate amount of Co-Sale Securities covered by the Transaction offer by (ii) a fraction, the numerator of which is the amount of applicable Co-Sale Securities owned by such other New Investor and the denominator of which is the amount of applicable Co-Sale Securities owned by all of the New Investors.

                  (d) Each of the other New Investors may effect its participation in any Transaction offer hereunder by delivery of title to the relevant purchaser, or to the selling New Investor for transfer to the relevant purchaser, of one or more certificates or promissory notes, as the case may be, properly endorsed for transfer, representing the applicable Co-Sale Securities it elects to sell therein; provided, however, that such relevant purchaser shall not take possession of Co-Sale Securities which shall be subject to a Pledge Agreement (as defined in the Senior Loan Agreement) until such Pledge Agreement has been terminated or the Senior Lenders otherwise consent. At the time of consummation of the Transaction offer, the relevant purchaser shall remit directly to the other New Investors that portion of the sale proceeds to which the other New Investors are entitled by reason of their participation therein.

ARTICLE IV.    RIGHT TO PARTICIPATE IN SALES BY COMPANY OF ADDITIONAL
               SECURITIES.

         Section 4.01. Offer to Investors. The Company covenants and agrees that it will not, except as contemplated by this Agreement or the Securities Purchase Agreement, sell or issue any shares of capital stock of the Company or any Subsidiary, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for capital stock of the Company or any Subsidiary, or options, warrants or rights carrying any rights to purchase capital stock or convertible or exchangeable securities of the Company or any Subsidiary or any other equity interests in the Company or any Subsidiary, other than in connection with an initial public offering of the Company's Common Stock, unless (i) the Company shall have received a bona fide arm's-length offer to purchase such stock, bonds, certificates of indebtedness, debentures, securities, options, warrants, rights or other equity interests from a third party, and (ii) the Company first submits a written offer to the Investors identifying the third party to whom such stock, bonds, certificates of indebtedness, debentures, securities, options, warrants, rights or other equity interests are proposed to be sold and the terms of the proposed sale, and offering to the Investors the opportunity to purchase their proportionate share of such securities on terms and conditions, including price, not less favorable to the Investors than those on which the Company proposes to sell such securities to the third party. Each Investor shall have the right to purchase its Pro Rata Share (as defined in Section 3.03(a)) of such securities. The Company's offer to the

Investors shall remain open and irrevocable for a period of at least 45 days. Any Investor may only transfer its right of participation under this Section
4.01 to a transferee of its Shares who (A) is an affiliate of such Investor (including a partner of an Investor or a stockholder, partner or other investor in such Investor which is an investment fund and who receives Investor Shares as a distribution from such Investor) or (B) receives all of the Shares held by the transferring Investor.

         Section 4.02. Sale to Offeror. Any securities so offered to the Investors which are not purchased pursuant to such offer may be sold by the Company to the third party originally named in the offer to the Investors on terms and conditions, including price, not more favorable to the third party than those set forth in such offer at any time within 60 days following the date of such offer, but may not be sold to any other person or after such 60-day period without renewed compliance with this Article IV.

         Section 4.03. Right to Participate Inapplicable. The right of participation granted in this Article IV shall not apply to: (i) issuances of options or Common Stock to employees of the Company which are permitted under the Securities Purchase Agreement; (ii) the issuance of Registrable Securities or Non-Voting Common Stock upon the exercise of any Warrants or ROFR Warrants held by the Investors, the issuance of Common Stock upon any conversion of Non-Voting Common Stock and the issuance of Non-Voting Common Stock upon any conversion of Common Stock; (iii) issuances of securities in a registered public offering; (iv) issuances of securities upon a stock split or stock dividend with respect to the Common Equity; and (v) sales or transfers of any shares of capital stock of the Company or any Subsidiary or options, warrants, rights or other securities of the Company or any Subsidiary by the Senior Lender (or any transferee, assignee or purchaser of or from the Senior Lender) pursuant to the exercise of its remedies in connection with a foreclosure under the Loan Documents (as defined in the Senior Loan Agreement).



ARTICLE V.     PUT AND CALL RIGHTS.

         Section 5.01. Investors' Put Right. Subject to the provisions of the Subordination Agreement, Investors holding a majority in outstanding principal amount of the Notes may elect, upon 120 days prior written notice, to require the Company to purchase (subject to the provisions of the Subordination Agreement) all outstanding Warrants, Registrable Securities, Non-Voting Common Stock, ROFR Warrants and ROFR Notes held by all of the Investors (collectively, "Put/Call Securities") pursuant to this Article V (the "Put") at any time on or after (i) the payment in full or acceleration of the Notes, (ii) the merger or consolidation of the Company (other than with a Subsidiary or as permitted under the Securities Purchase Agreement), or (iii) the sale of all or substantially all of the capital stock or assets of the Company or any Subsidiary (other than to a Subsidiary or as permitted under the Securities Purchase Agreement). The Company agrees to give the Investors at least 180 days' prior written notice of any of the foregoing events. Each Investor may also elect to Put their Put/Call securities to the Company on the Maturity Date upon 120 days prior written notice to the Company. Investors whose Put/Call Securities are subject to a Put hereunder shall be referred to as the "Put Investors." In connection with any Put, all Put Investors shall be obligated to sell their Put/Call Securities to the Company on the terms set forth in this Article V and, upon tender by the Company of the applicable Put/Call Price (as defined in Section 5.04)(subject to the terms of the Subordination Agreement) to each Put Investor, such Put Investor's Put/Call Securities shall be deemed to no longer be outstanding and such Put Investor's only right shall be to receive the Put/Call Price in accordance with the terms hereof; provided, however, that the failure of any Put Investor(s) to transfer its or their Put/Call Securities in accordance with the terms of this Section
5.01 shall not relieve the Company of its obligation to purchase the Put/Call Securities tendered by all other Put Investors hereunder.

    Section 5.02. Company Call Right.

                  (a) Exercise of Call Right. At the election of the Company, the Company may repurchase all, but not less than all, of the Put/Call Securities then outstanding at any time after the Maturity Date (a "Call"), so long as: (i) the Investors do not have outstanding a request for a demand registration under Section 2.02 hereof; and (ii) the Senior Debt and the Notes shall have been repaid in full, together with all accrued but unpaid interest thereon, on or prior to the Put/Call Closing (as defined below). If the Company elects to repurchase the Put/Call Securities, it shall give written notice of such election at least 90 days prior to the Put/Call Closing and all Put/Call Securities shall be repurchased on the Put/Call Closing date specified in the Company's notice for an aggregate cash purchase price equal to the Put/Call Price. Each Investor shall receive at the Put/Call Closing the Put/Call Price for their Put/Call Securities, taking into account the exercise price of any Warrants held by such Investor.

                  (b) Recapture. From and after the Put/Call Closing, unless there shall have been a default in payment or tender by the Company of the Put/Call Price, all rights of the holders with respect to such repurchased Put/Call Securities (except the right to receive the Put/Call Price in accordance with the terms hereof upon surrender of their certificates) shall cease and such shares shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever; provided, however, that, with respect to this Section 5.02, each Investor shall, in the event of an offering by the Company of equity securities or securities convertible into or exchangeable for equity securities, a sale of all or any substantial portion of the assets or outstanding capital stock of the Company or any Subsidiary or a merger or consolidation of the Company or any Subsidiary with or into another corporation or entity, in any such case occurring within two years of the Put/Call Closing, be entitled upon the consummation of such transaction to receive the excess of: (i) the consideration which such Investor would have been entitled to receive on his, her or its Put/Call Securities had they been outstanding on such date or, in the event of a securities offering, been sold in such offering; over (ii) that portion of the Put/Call Price previously received by such Investor.

         Section 5.03. Put/Call Price. The purchase price for any Put/Call Securities hereunder (the "Put/Call Price") shall be equal to the product of (x) the number of Shares represented by such Put/Call Securities (with each unit of ROFR Warrants and the corresponding principal amount of ROFR Notes constituting one Share), multiplied by (y) the

         Per Share Net Equity Value of the Company reduced, in the case of the Warrants and ROFR Warrants, by the per share exercise price therefor. The "Per Share Net Equity Value" of the Company shall be the quotient of (a) the Net Equity Value of the Company (as determined below) divided by (b) the total number of outstanding shares of Common Equity (determined on a fully-diluted basis and after giving effect to the exercise of any Warrants, ROFR Warrants or other options for Common Equity and the conversion and exchange of any securities convertible into or exchangeable for Common Equity). "Net Equity Value" of the Company shall mean the aggregate of: (A) the fair market value of the Company as determined below; plus (B) all accounts receivable, cash and cash equivalents held by the Company as of the date of determination and the aggregate exercise price of all outstanding Warrants, ROFR Warrants or options for Common Equity; reduced by (C) the aggregate of all Indebtedness for borrowed money and current liabilities of the Company required to be included on a balance sheet in accordance with generally accepted accounting principles (excluding the current maturities of Indebtedness). In connection with a Put or Call occurring in connection with a sale or transfer to a third party of all or substantially all of the Common Equity in, or the assets of, the Company and the Subsidiaries, the fair market value of the Company shall be the aggregate amount of consideration paid to the Company, the Management Stockholders and any other holders of outstanding capital stock of the Company, including any payments made to the Management Stockholders under any consulting, noncompetition or employment agreements. Otherwise, the applicable Investors as a group (with decision-making power belonging to Investors holding a majority in outstanding principal amount of the Notes held by all Investors, in the case of a Call, and the Put Investors in the case of a Put) and the Company shall in good faith seek to reach agreement as to the fair market value of the Company at least sixty
(60) days prior to any Put/Call Closing. If the applicable Investors and the Company are unable to reach agreement within such time frame, the fair market value of the Company shall be determined by an appraisal process and the Company and the applicable Investors as a group (with decision-making power belonging to Investors holding a majority in outstanding principal amount of the Notes held by all Investors, in the case of a Call, and the Put Investors in the case of a
Put) shall, within seven (7) days thereafter, each select an independent, non-affiliated investment banking firm of recognized national standing or a brokerage firm having not less than five (5) years of experience in the radio broadcasting industry (each an "Independent Appraiser"). Within twenty (20) days after selection, each Independent Appraiser shall prepare and deliver to the Company and the applicable Investors an appraisal of the fair market value of the Company in accordance with the terms set forth below and, in the absence of manifest error or fraud and so long as the lower appraisal is no less than 90% of the higher appraisal, the two appraisals shall be averaged and the result shall be the fair market value of the Company. If the lower appraisal is less than 90% of the higher appraisal, the two Independent Appraisers shall, within seven (7) days thereafter, choose a third Independent Appraiser who shall deliver its own appraisal of the fair market value of the Company within twenty
(20) days thereafter. The two appraisals that are closest in value shall then be averaged and the result shall, in the absence of manifest error or fraud, be the fair market value of the Company (unless the third appraisal is equal to the average of the first two appraisals, in which case it shall be the fair market value of the Company). All appraisals hereunder will appraise the fair market value of the Company (i) as a going concern and valued as if debt-free and without regard to the illiquidity of the Company's capital stock or to any discount attributable to the minority interest represented by the Put/Call Securities, if applicable, or other considerations relating to the nonpublic status of the Company's securities, (ii) on the basis of what a willing buyer, with recourse to any necessary financing, would pay to a willing seller who is under no compunction to sell, (iii) assuming a form of transaction which will maximize such value and (iv) without diminution for any taxes that might otherwise be viewed by the Company or any Securityholder in connection with any hypothetical sale of the Common Equity in, or the assets of, the Company and the Subsidiaries. All costs of any appraisals shall be borne by the Company. If the appraisal process has not been completed by the Put/Call Closing date or the Company otherwise fails to meet its Put or Call obligations by such date, the applicable Investors shall continue to have all of the rights and benefits of this Agreement until the Net Equity Value has been determined and the Put/Call Securities have been redeemed in full; provided, however, that the applicable Investors shall be entitled to receive interest on the Put/Call Price that is ultimately determined hereunder from the Put/Call Closing date at the rate of fifteen percent (15%) per annum, compounded annually.

         Section 5.04. Put/Call Closing. The closing for a Put or a Call (the "Put/Call Closing") shall take place on the date set for such Put or Call in the notice referred to in Section 5.01 or 5.02 above, as the case may be, at the offices of the Company or on such other date and at such other place as the parties shall mutually agree. At the Put/Call Closing, the Company shall pay to each Investor (or, in the case of a Put, each Put Investor) the Put/Call Price for its Put/Call Securities by wire transfer or in other immediately available funds upon delivery by such Investor of the certificates representing the Put/Call Securities held by it, or, in lieu thereof, an indemnification and loss certificate in form and substance reasonably satisfactory to the Company. In connection with a Put or Call, each Investor (or, in the case of a Put, each Put Investor) shall transfer its Put/Call Securities to the Company without representation or recourse other than as to its title to such Put/Call Securities, which title shall be free and clear of any and all claims, liens and encumbrances created or incurred by such Investor. Prior to any Put/Call Closing, the Company shall use reasonable efforts to obtain any financing approvals, consents or waivers necessary or desirable for the consummation of such Put or Call and shall provide the applicable Investors with evidence that any such financing approvals, consents or waivers have been obtained.

ARTICLE VI.    INVESTORS GO-ALONG RIGHT.

         Investors holding a majority in outstanding principal amount of the Notes shall have the option, exercisable upon 30 days' prior written notice to the Company and all the other Securityholders and subject to the terms of the Subordination Agreement, to cause the sale or refinancing of either the entire business and assets of the Company or all of the Common Stock, Warrants and other equity interests in the Company, upon the first to occur of the following:
(i) a breach by the Company of its obligations under Article V with respect to a Put which has not been cured within 30 days after written notice thereof; (ii) a breach by the Company of Section 10 of the Securities Purchase Agreement, and
(iii) any breach by the Company of its obligations under Section 2.O2 hereof (the "Go-Along Right"); provided, however, that any sale of either the entire business and assets of the Company or all of the

Common Stock, Warrants and other equity interests in the Company to an Affiliate of Investors holding a majority in outstanding principal amount of the Notes or a majority in interest of the Warrants shall not be for less than ninety percent (90%) of the Fair Market Value of the Company (as determined below). The Go-Along Right granted hereunder includes the power and authority to negotiate and consummate the sale of all or any substantial part of the assets of or capital stock, partnership interests and/or other equity interests in the Company and its Subsidiaries. By their execution hereof, each of the parties to this Agreement hereby consents to the taking of any action by the Investors exercising the Go-Along Right, including without limitation, the right to seek to take control, or appoint a receiver, trustee, transferee or other official to take control, of the Company and each Subsidiary (and/or the right to expand the Board of Directors of the Company and each Subsidiary to up to nine (9) Directors and appoint individuals to the vacancies created by such expansions) solely for the purpose of effecting the Go-Along Right and to consummate the transactions contemplated thereby, subject to necessary FCC approval, and agrees to cooperate fully in the taking of any such action (including, without limitation, the execution and delivery of agreements, assignments and other instruments relating to such action and full cooperation and assistance in obtaining third-party consents), and using its best efforts in connection therewith, and hereby irrevocably appoints the Investors who exercise the Go-Along Right and each of them as proxies and attorneys-in-fact with full power and substitution, in order to accomplish such action, which power-of-attorney shall be deemed to be coupled with an interest and shall be irrevocable. The Go-Along Right shall not be deemed to constitute a de facto transfer of control for FCC purposes and shall be subject to the requirements that (i) the Company and/or its Subsidiaries obtain any necessary FCC approvals for the actions taken hereunder and (ii) prior to or upon consummation of any sale or refinancing hereunder the Company and its Subsidiaries repay in full the Senior Debt and the Notes and that the Senior Loan Agreement shall have terminated prior to the transfer of any assets of, or equity interest in, the Company and its Subsidiaries, and shall be subject to the requirement that all express terms of any such sale be equivalent with respect to all Securityholders (other than differences reflecting the exercise price of the Warrants and the ROFR Warrants and the fact that the Management Stockholders may be required to enter into a reasonable noncompetition agreement subject to the payment of reasonable compensation to them in exchange therefor).

         For purposes of this Article VI, the Fair Market Value of the Company shall be determined as follows:

         Within ten (10) days of the delivery of the written notice to the Company of the exercise of the Go-Along Right, Investors holding a majority in outstanding principal amount of the Notes shall select an independent, non-affiliated investment banking firm of recognized national standing or a brokerage firm having not less than five (5) years of experience in the radio broadcasting industry (the "Appraiser"). Within twenty (20) days after selection, the Appraiser shall prepare and deliver to the Company and the Investors an appraisal of the Fair Market Value of the Company in accordance with the terms set forth below and, in the absence of manifest error or fraud, the appraisal shall be the Fair Market Value of the Company. Any appraisal hereunder will appraise the Fair Market Value of the Company as a going concern and valued as if debt-free on the basis of what a willing buyer, with recourse to any necessary financing, would pay to a willing seller who is under no compunction to sell. All costs of any appraisals shall be borne by the Company.

ARTICLE VII.   SPECIAL COVENANTS

         So long as the Notes, Warrants or Shares issued upon exercise of the Warrants are outstanding and subject to the terms of the Subordination
Agreement: (a) each of the Interested Parties (as such term is defined in the Securities Purchase Agreement) will take any action which the Investors may reasonably request in order to obtain and enjoy the full rights and benefits granted to the Investors under this Agreement and the agreements contemplated hereby, including, without limitation, the use of his, her or its best efforts, consistent with the rules, regulations and policies of the FCC and any other Regulatory Agencies, to obtain any necessary approvals for any action or transaction contemplated by this Agreement or any agreement contemplated hereby, for which such approval is then required or prudent, including, without limitation, preparing, signing and filing, with the FCC or any other pertinent Regulatory Agency or authority, any applications, notices, filings or reports necessary or prudent for approval of any such actions or transactions; (b) none of the Interested Parties will take any action to obstruct, impede or infringe upon the Investors' enforcement of their rights, benefits and remedies under this Agreement and any agreement contemplated hereby; (c) each of the Interested Parties agrees to cooperate fully with any and all actions taken by the Investors, including without limitation the full and complete cooperation and assistance in all proceedings, correspondence and other communications before or with the FCC, and any other state, local or other authority in connection with obtaining the approvals referred to above, all using its best efforts; and (d) each of the Interested Parties agrees to exercise its voting and consent rights with respect to its shares of capital stock or partnership interests in the Company and the Subsidiaries (i) to comply with their respective representations, warranties, covenants and other obligations under this Agreement and any agreement contemplated hereby and to not otherwise take any action that would or could conflict with or impair the rights and benefits of the Investors under this Agreement or any agreement contemplated hereby; and
(ii) to cooperate with, and use their respective best efforts to help effectuate, any actions taken by the Investors to enforce their rights, benefits and remedies hereunder, and under this Agreement and any agreement contemplated hereby.

         The Interested Parties hereto acknowledge that the foregoing provisions are, inter alia, intended to ensure that, subject to the terms and provisions of the Subordination Agreement, upon the occurrence of one of the events specified in Article VI hereof, the Investors receive, to the fullest extent permitted by applicable law and governmental policy (including, without limitation, the rules, regulations and policies of the FCC), all rights necessary or desirable to sell either the entire business and assets of the Company or all of the Common Stock, Warrants and other equity interests in the Company as described in
Article VI hereof (including, without limitation, the FCC Licenses), and to exercise all remedies available to them under this Agreement and the other agreements contemplated hereunder, the Uniform Commercial Code of Massachusetts or other applicable law. The Interested Parties also acknowledge and agree that the Investors have the right under this Agreement, subject to the terms of the Subordination Agreement, to seek appointment of a receiver, trustee, transferee or similar official to effect the transactions contemplated by Article IV of this Agreement, including without limitation, the transfer of the FCC Licenses, in connection with foreclosure or enforcement proceedings, subject to necessary FCC approval, and that the Investors are entitled to seek such relief and the Interested Parties agree not to object thereto on any grounds other than that such action is expressly prohibited under the Subordination Agreement. The Interested Parties further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner the Investors' rights as described in Article VI, or the procedures necessary to enable the Investors to obtain such rights, the parties hereto shall amend this Agreement and the agreements contemplated hereunder, in such manner as the Investors shall reasonably request, in order to provide such rights to the greatest extent possible, consistent with then-applicable law and governmental policy.

         Notwithstanding anything to the contrary contained herein, the Investors will not take any action pursuant to this Warrantholders' Agreement or the Warrants which would constitute or result in any change of control of the Company or any of its Subsidiaries if such change of control would require, under then existing law, the prior approval of any federal, state or local governmental or regulatory authority (the "Authority") without first obtaining such approval of such Authority.

ARTICLE VIII.  ELECTION OF DIRECTORS OF THE COMPANY.

    Section 8.01. Election of Directors of the Company and the Subsidiaries.

         (a) With respect to each election or removal of members of the Board of Directors of the Company and each of the Subsidiaries which is a corporation (including, without limitation, any replacement members), whether at an annual or special meeting of stockholders or by written consent of stockholders, each of the parties to this Agreement (to the extent they have voting rights at any time) and all transferees of their shares agrees to vote his, her or its shares of capital stock of the Company ("Capital Stock") or shares of capital stock of the Subsidiaries ("Subsidiary Capital Stock"), as the case may be (and any shares of Capital Stock or Subsidiary Capital Stock, as the case may be, over which he, she or it exercises voting control), and to take such other action necessary so as to fix the number of members of the Boards of Directors of the Company and each of the Subsidiaries at five (5) members and to elect and thereafter continue in office as Directors of the Company and the Subsidiaries one (1) individual designated for such directorship by ASDP (the "ASDP Designee"), one (1) individual designated for such directorship by the Original Investors holding a majority in interest of the Exchange Warrants (the "Original Investor Designee") and three (3) individuals designated for such directorships by a majority in interest of the Management Stockholders (the "Management Designees"). Each of the parties hereto and/or their transferees, if any, further agrees to vote such shares of Capital Stock or Subsidiary Capital Stock for the removal of any such designee upon the request of the investor group entitled to designate him or her and for the election of a substitute designee nominated by such investor group. The parties hereto acknowledge that the initial ASDP Designee shall be Brian McNeill, the initial Original Investor
Designee shall be Terry Jones and the initial Management Designees shall be Catherine L. Hughes, Alfred C. Liggins and an individual to be nominated later.

         (b) In connection with the foregoing, the Management Stockholders and the Company shall each grant to ASDP and the Original Investors an irrevocable proxy in the form of Exhibit B hereto.

         Section 8.02. Vacancies. Each of the parties to this Agreement and all transferees of their shares agrees to vote the shares of Capital Stock or Subsidiary Capital Stock described in Section 8.01 in such manner as shall be necessary or appropriate so as to ensure that any vacancy occurring for any reason in any one of the board positions held by designees of an investor group as contemplated by Section 8.01 shall be filled only by an individual who (a) is nominated directly or indirectly by such investor group and (b) causes the requirements described in Section 8.01 relating to the composition of the Company's and Subsidiaries' Boards of Directors to be satisfied.

ARTICLE IX.    MISCELLANEOUS PROVISIONS.

         Section 9.01. Survival of Representations and Covenants; No Third Party Beneficiaries. Each of the parties hereto agree that each representation, warranty, covenant and agreement made by each of them in this Agreement or in any certificate, instrument or other document delivered pursuant to this Agreement is material, shall be deemed to have been relied upon by the other parties, shall remain operative and in full force and effect after the date hereof regardless of any investigation or the acceptance of securities hereunder and payment therefor. All such representations, warranties, covenants and agreements shall be binding upon any successors and assigns of the relevant parties.

         This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties hereto and their respective successors and permitted assigns to the extent contemplated herein.

    Section 9.02. Indemnification

                  (a) The Company shall, subject to the terms of the Subordination Agreement, to the full extent permitted by law, and in addition to any such rights which any Indemnified Party (as defined herein) may have pursuant to statute, the Company's charter, the Company's by-laws, or otherwise, indemnify and hold harmless each Investor (including its respective directors, officers, partners, employees and agents, an "Indemnified Investor") and each person (a "Controlling Person" and collectively with Indemnified Investors, the "Indemnified Parties") who controls any of them within the meaning of Section 15 of the Securities Act, or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, expenses and liabilities, joint or several, including any investigation, legal and other expenses incurred in connection with the investigation, defense, settlement or appeal of, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted ("Losses" or "Loss"), to which they, or any of them, may become subject by reason of their status as a securityholder, creditor, director, agent, representative or controlling person of the Company, (including, without limitation, any and all Losses under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, which relates directly or indirectly to the registration, purchase, sale or ownership of any securities of the Company or to any fiduciary obligation owed with respect thereto); provided, however, that the Company will not be liable to the extent that such Loss arises from and is based on an untrue statement or omission or alleged untrue statement or omission in a registration statement or prospectus which is made in reliance on and in conformity with written information furnished to the Company in an instrument duly executed by or on behalf of such Indemnified Party specifically stating that it is for use in the preparation thereof. The indemnification and contribution provided for in this
Section 9.02 will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Parties or any officer, director, employee, agent or Controlling Person of the Indemnified Parties.

                  (b) If the indemnification provided for in Section 9.02(a) above for any reason is held by a court of competent jurisdiction to be unavailable to an Indemnified Party in respect of any Losses referred to therein, then the Company, in lieu of indemnifying such Indemnified Party thereunder, shall, subject to the terms of the Subordination Agreement, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Investors, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Investors in connection with the action or inaction which resulted in such Losses, as well as any other relevant equitable considerations. In connection with the registration of the Company's securities, the relative benefits received by the Company and the Investors shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the Investors, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the securities so offered. The relative fault of the Company and the Investors shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Investors and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 9.02(b) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In connection with the registration of the Company's securities, in no event shall an Investor be required to contribute any amount under this Section 9.02(b) in excess of the lesser of (i) that proportion of the total of such Losses indemnified against equal to the proportion of the total securities sold under such registration statement which is being sold by such Investor or (ii) the proceeds received by such Investor from its sale of securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section ll(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

         Section 9.03. Amendment and Waiver. Any party may waive any provision hereof intended for its benefit in writing. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereto at law or in equity or otherwise. Subject to the terms of the Subordination Agreement, this Agreement may be amended with the prior written consent of the Company, and if required pursuant to the terms of the Subordination Agreement, the Senior Lender (until payment in full of the Senior Debt and termination of the Senior Loan Agreement), a majority in interest of the Management Stockholders and the holders of a majority in outstanding principal amount of the Notes, in which event such amendment shall be binding on all parties hereto; provided, however, that if such amendment would amend any provision requiring a consent or approval of the Investors, such amendment shall require the consent of Investors holding that percentage in outstanding principal amount of the Notes required pursuant to the provision to be amended; and provided further, that if such amendment would have a disproportionately negative impact on any party hereto, such amendment shall require the consent of such party.

         With respect to any action hereunder requiring the consent or approval of the Investors, if the outstanding principal amount of the Notes has been paid in full, such action shall then require the consent or approval of Investors that held, immediately prior to such payment, at least that percentage of the outstanding principal amount of the Notes that is otherwise required to secure the consent or approval of such action under the terms of this Agreement.

         Section 9.04. Intercreditor Matters. The Investors hereby acknowledge that their rights to receive any payments hereunder are, pursuant to the terms of the Subordination Agreement, subordinate in right of payment to the Indebtedness of the Company to the Senior Lender under the Senior Loan Agreement. In addition, in the event of any conflict between any term or provision of this Agreement and any term or provision of the Subordination Agreement, the term or provision of the Subordination Agreement will control and govern.

         Section 9.05. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given (a) if delivered personally or (b) if sent by telex or telecopier, registered or certified mail (return receipt requested) with postage prepaid, or by courier guaranteeing next day delivery, in each case to the party to whom it is directed at the following addresses (or at such other address for any party as shall be specified by notice given in accordance with the provisions hereof, provided that notices of a change of address shall be effective only upon receipt thereof). Notices delivered personally shall be effective on the day so delivered, notices sent by registered or certified mail shall be effective three days after mailing, notices sent by telex shall be effective when answered back, notices sent by telecopier shall be effective when receipt is acknowledged and notices sent by courier guaranteeing next day delivery shall be effective on the earlier of the second business day after timely delivery to the courier or the day of actual delivery by the courier:

                  (a)    if to the New Investors, at the following address:

                   (i) Alta Subordinated Debt Partners III, L.P. Burr, Egan, Deleage & Co.
                         One Post office  Square
                         Suite 3800
                         Boston,  MA 02109
                         Attn: Brian McNeill

                   (ii)  BancBoston  Investments  Inc.
                         100 Federal Street
                         32nd Floor
                         Boston, MA 02110
                         Attn: Sanford Anstey

                   (iii) Grant M. Wilson
                         201 Concord Street
                         Carlisle, MA 01741

                   with a copy to:

                   (i)   Goodwin, Procter & Hoar
                         Exchange Place
                         Boston, Massachusetts 02109
                         Attention: John J. Egan, Esq.

                   (ii)  Ropes & Gray
                         One International Place
                         Boston, MA 02110
                         Attn: Winthrop G. Minot

                   (b) if to the Management Stockholders, the Company or the Subsidiaries, at the following address:

                         Radio One, Inc.
                         100 St. Paul Street
                         Baltimore, Maryland 21202
                         Attn: Alfred C. Liggins and Catherine L. Hughes with a copy to:

                         Arent Fox Kintner Plotkin & Kahn
                         1050 Connecticut Avenue
                         Washington, DC 20006
                         Attention: James Parker, Esq.

                   (iii) if to the Original Investors, to the address set forth next to their respective names on Schedule B hereto.

         Section 9.06. Headings. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         Section 9.07. Gender. As used herein, the masculine, feminine or neuter gender, and the singular or plural number, shall be deemed to be or to include the other genders or number, as the case may be, whenever the context so indicates or requires.

         Section 9.08. Counterparts. This Agreement may be executed in one or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

         Section 9.09. Remedies: Severability. It is specifically understood and agreed that any breach of the provisions of this Agreement by any Person subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other legal or equitable remedies which they may have, such other parties may enforce their respective rights by actions for specific performance (to the extent permitted by law).

         In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         Section 9.10. Entire Agreement. This Agreement, together with the Securities Purchase Agreement, the Subordination Agreement and the Exchange Agreement and other agreements contemplated hereby and thereby, is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement, the Securities Purchase Agreement, the Subordination Agreement, the Exchange Agreement and the other agreements contemplated hereby and thereby (including the exhibits hereto and thereto) supersede all prior agreements and understandings between the parties with respect to such subject matter, including without limitation those agreements listed on Appendix B to the Securities Purchase Agreement, all related agreements and any other agreement entered into among (i) any of the Company, the Subsidiaries or the Managing Stockholders and (ii) the Original Investors or any original Investor.

         Section 9.11. Governing Law: Jurisdiction: Venue. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. EACH OF THE PARTIES HERETO HEREBY REPRESENTS, WARRANTS AND AGREES THAT THE NEGOTIATION OF THIS AGREEMENT AND ALL OTHER PRINCIPAL TRANSACTIONS BETWEEN THE PARTIES HERETO HAVE TAKEN PLACE IN THE COMMONWEALTH OF MASSACHUSETTS. EACH OF THE PARTIES HERETO HEREBY ACKNOWLEDGES THAT HE, SHE OR IT HAS CAREFULLY REVIEWED AND UNDERSTANDS THE TERMS OF THIS AGREEMENT, HAS OBTAINED AND CONSIDERED THE ADVICE OF COUNSEL WITH RESPECT TO SUCH TERMS AND HAS HAD AN OPPORTUNITY TO FULLY NEGOTIATE SUCH TERMS. Each party hereto hereby agrees that the state and federal courts of the Commonwealth of Massachusetts or, at the option of the Investors, as appropriate, any other court in which the Investors, as appropriate, shall initiate legal or equitable proceedings, to the extent such court otherwise has jurisdiction, shall have jurisdiction to hear and determine any claims or disputes between any of the parties hereto pertaining directly or indirectly to this agreement and all documents, instruments and agreements executed pursuant hereto, or to any matter arising therefrom (unless otherwise expressly provided for therein). To the extent permitted by law, each party hereto hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by any party hereto in any of such courts, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to such other party or parties hereto at the address to which notices are to be sent pursuant to this agreement. Each party hereto waives any claim that Boston, Massachusetts is an inconvenient forum or an improper forum based on lack of venue. To the extent permitted by law, should any party hereto, after being so served, fail to appear or answer to any summons, complaint, or process or papers so served within 30 days after the mailing thereof, such party shall be deemed in default and an order and/or judgment may be entered by the other party or parties to such actions, as appropriate, against such party, as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum set forth in this
Section 9.11 shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action to enforce the same in any other appropriate jurisdiction.

         Section 9.12. Term. This Agreement shall remain in effect so long as any of the Investors hold Warrants or Registrable Securities; provided, however, that the provisions of Articles III, IV and VIII shall terminate upon the closing of a Qualified Public offering by the Company; and, provided, further, that the provisions of Articles VIII hereof shall, in any event, terminate on the tenth anniversary of the date hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   COMPANY:
                                   --------

                                   RADIO ONE, INC.

                                   By:  /s/ Alfred C. Liggins
                                        ----------------------------------------
                                        Name:  Alfred C Liggins
                                        Title: President

                                   SUBSIDIARIES:
                                   -------------

                                   RADIO ONE OF MARYLAND, INC.

                                   By:  /s/ Alfred C. Liggins
                                        ----------------------------------------
                                        Name:  Alfred C. Liggins
                                        Title: President

                                   RADIO ONE LICENSE, INC.

                                   By:  /s/ Alfred C. Liggins
                                        ----------------------------------------
                                        Name:  Alfred C. Liggins
                                        Title: President

                                   RADIO ONE OF MARYLAND LICENSE, INC.

                                   By:  /s/ Alfred C. Liggins
                                        ----------------------------------------

                                        Name:  Alfred C. Liggins
                                        Title: President

                                   MANAGEMENT STOCKHOLDERS:
                                   ------------------------

                                   /s/ Alfred C. Liggins
                                   ---------------------------------------------
                                   Alfred C. Liggins, individually

                                   /s/ Catherine L. Hughes
                                   ---------------------------------------------
                                   Catherine L. Hughes, individually

                                   Jerry A. Moore III
                                   ---------------------------------------------
                                   Jerry A. Moore III, individually


                                   NEW INVESTORS:
                                   --------------

                                   ALTA SUBORDINATED DEBT
                                    PARTNERS III, L.P.

                                   By: Alta Subordinated Debt
                                   Management III, L.P., its
                                   General Partner

                                   By:  /s/ Brian W. McNeill
                                        ----------------------------------------
                                        Name:  Brian W. McNeill
                                        Title: General Partner


                                   BANCBOSTON INVESTMENTS INC.


                                   By:  /s/ Lars A. Swanson
                                        ----------------------------------------
                                        Name:  Lars A. Swanson
                                        Title: Assistant Vice President



                                   /s/ Grant M. Wilson
                                   ---------------------------------------------
                                   Grant M. Wilson, individually

                                   ORIGINAL INVESTORS:
                                   -------------------

                                   SYNCOM CAPITAL CORPORATION

                                   By:  /s/ Terry L. Jones
                                        ----------------------------------------
                                        Name:   Terry L. Jones
                                        Title:  President

                                   ALLIANCE ENTERPRISE CORPORATION

                                   By:  /s/ Divakar R. Kamath
                                        ----------------------------------------
                                         Name:  Divakar R. Kamath
                                         Title: Exec. V.P.

                                   GREATER PHILADELPHIA VENTURE
                                   CAPITAL CORPORATION, INC.

                                   By:  /s/ Fred G. Choate
                                        ----------------------------------------
                                        Name:  Fred G. Choate
                                        Title: Manager

                                   OPPORTUNITY CAPITAL CORPORATION

                                   By:  /s/ J. Peter Thompson
                                        ----------------------------------------
                                        Name:  J. Peter Thompson
                                        Title: President

                                   CAPITAL DIMENSIONS VENTURE
                                   FUND, INC.

                                   By:  /s/ Dean Pickerell
                                        ----------------------------------------
                                        Name:  Dean Pickerell
                                        Title: President

                                   TSG VENTURES INC.

                                   By:  /s/ Scott R. Royster
                                        ----------------------------------------
                                        Name:  Scott R. Royster
                                        Title: Principal

                                   FULCRUM VENTURE CAPITAL
                                   CORPORATION

                                   By:  /s/ Brian Argrett
                                        ----------------------------------------
                                        Name:  Brian Argrett
                                        Title: President

                                   Schedule A

                                  New Investors
                                  -------------

    New Investors
    -------------
    Alta Subordinated Debt III, L.P.

    BancBoston Investments Inc.

    Grant M. Wilson

                                   Schedule B

    Original Investors                               Address
    ------------------                               -------

    Syncom Capital Corporation                 8401 Colesville Road #300
                                               Silver Spring, MD 20910
                                               Attention: Terry L. Jones


    Alliance Enterprise Corporation            12655 N. Central Expwy.
                                               Suite 700
                                               Dallas, TX 75243
                                               Attention: Divakar Kamath

    Greater Philadelphia Venture               351 E. Connestoga Road
        Capital Corporation, Inc.              Wayne, PA 19087
                                               Attention: Fred Choate

    Opportunity Capital Corporation            2201 Walnut Avenue, Suite 210
                                               Freemont, CA 94538
                                               Attention: J. Peter Thompson

    Capital Dimensions Venture                 2 Appletree Square #335
        Fund, Inc.                             Minneapolis, MN 55425-1637
                                               Attention: Dean Pickerell

    TSG Ventures Inc.                          1055 Washington Blvd., 10th Floor
                                               Stamford, CT 06901
                                               Attention: Scott R. Royster

    Fulcrum Venture Capital Corporation        300 Corporate Point
                                               Suite 380
                                               Culver City, CA 90230
                                               Attention: Brian E. Argrett

                                Schedule 1.02(a)


                  Capital Stock Held by Management Stockholders
                  ---------------------------------------------

                         Preferred Stock     Common Stock   Options     Warrants
                         ---------------     ------------   -------     --------

Catherine L. Hughes            -0-                75          -0-         -0-

Alfred C. Liggins              -0-                 5        57.45/1/      -0-

Jerry A. Moore, III            -0-                 1          -0-         -0-















--------------------------------------
 1      This does not include an option or restricted stock grant for up to 5.71 shares of Common Stock which may become exercisable or vested in the future.

                                Schedule l.02(c)

                                      NONE.
                                      -----

                             FIRST AMENDMENT TO THE
                            WARRANTHOLDERS' AGREEMENT


         This First Amendment to the Warrantholders' Agreement (this "Amendment") is made as of this 19th day of May, 1997, by and among Radio One, Inc., a Delaware corporation (the "Company"), Radio One Licenses, Inc., a Delaware corporation and the surviving corporation of the merger with Radio One License LLC ("ROL"), Catherine L. Hughes, Alfred C. Liggins and Jerry A. Moore, III (collectively, the "Management Stockholders"), the investors listed on the signature pages hereto as Series B Preferred Investors (the "Series B Preferred Investors"), and the investors listed on the signature pages hereto as Series A Preferred Investors (the "Series A Preferred Investors") (the Series B Preferred Investors and the Series A Preferred Investors being collectively referred to herein as the "Investors" and each individually as an "Investor," and the Investors and the Management Stockholders being collectively referred to herein as the "Securityholders" and each individually as a "Securityholder").

                               W I T N E S S E T H

         WHEREAS, the Company, the subsidiaries of the Company then existing, the Management Stockholders and the Investors entered into a Securities Purchase Agreement dated as of June 6, 1995 (the "Securities Purchase Agreement"), pursuant to which (i) the Company sold and the Investors purchased from the Company subordinated promissory notes due in the year 2003 in an aggregate principal amount of $17,000,000 (the "Subordinated Notes"), and (ii) the Company sold and the Series B Preferred Investors purchased from the Company warrants (the "Original Warrants") for an aggregate of 50.93 shares of the Common Equity of the Company on a fully-diluted basis;

         WHEREAS, simultaneously with the execution of the Securities Purchase Agreement, the Company and the Series A Preferred Investors entered into an Exchange Agreement, dated as of June 6, 1995, pursuant to which the Series A Preferred Investors exchanged all of their then existing warrants for $6,251,094 in cash and new warrants (the "Exchange Warrants") to purchase an aggregate of up to 96.11 shares of the Common Equity of the Company on a fully-diluted basis;

         WHEREAS, simultaneously with the execution of the Securities Purchase Agreement, the Company, the subsidiaries of the Company then existing, the Management Stockholders and the Investors entered into a Warrantholders' Agreement, dated as of June 6, 1995 (the "Warrantholders' Agreement"), to govern the rights connected to the Original Warrants and Exchange Warrants;

         WHEREAS, simultaneously with the Closing, the Company will issue 12% Senior Subordinated Notes due 2004 (the "Senior Subordinated Notes") to certain investors pursuant to an offering under Rule 144A of the Securities Act, the gross proceeds of which will be approximately $75,000,000 (the "Senior Subordinated Debt Financing");

         WHEREAS, as of the date hereof, the Company, ROL, the Management Stockholders and the Investors have entered into a Preferred Stockholders' Agreement (the "Preferred Stockholders' Agreement"), pursuant to which, and as a necessary condition to the Senior Subordinated Debt Financing: (i) the Series A Preferred Investors will exchange all of their Subordinated Notes (including all accrued but unpaid interest thereon) for the number of shares of Series A 15% Senior Cumulative Exchangeable Redeemable Preferred Stock of the Company (the "Series A Preferred Stock") listed on Schedule A to the Preferred Stockholders' Agreement; and (ii) the Series B Preferred Investors will exchange all of their Subordinated Notes (including all accrued but unpaid interest thereon) for the number of shares of Series B 15% Senior Cumulative Exchangeable Redeemable Preferred Stock of the Company (the "Series B Preferred Stock," and together with the Series A Preferred Stock, the "Preferred Stock") listed on Schedule A to the Preferred Stockholders' Agreement (the exchanges of Subordinated Notes for Preferred Stock referred to in (i) and (ii) of this paragraph are hereinafter collectively referred to as the "Exchanges"). The Preferred Stockholders' Agreement generally provides for representations and warranties, covenants and rights relating to all parties thereto which are substantially similar to those provided for in the Securities Purchase Agreement;

         WHEREAS, in connection with the Exchanges, (i) the Company will replace the certificates held by the Series B Preferred Investors representing all of their Original Warrants with amended and restated warrant certificates (the "Series B Amended and Restated Warrants") in order to conform the Original Warrants to reflect the transactions contemplated herein, and (ii) the Company will similarly replace the certificates held by the Series A Preferred Investors representing all of their Exchange Warrants with amended and restated warrant certificates (the "Series A Amended and Restated Warrants," and, collectively with the Series B Amended and Restated Warrants, the "Warrants") in order to conform such Exchange Warrants to reflect the transactions contemplated herein; and

         WHEREAS, in connection with the Senior Subordinated Debt Financing and the related Exchanges, the Company, ROL, the Management Stockholders and the Investors now desire to amend the Warrantholders' Agreement as set forth herein, and each party hereto agrees and is willing to amend the Warrantholders' Agreement on the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree to amend the Warrantholders' Agreement as follows:

         1. Amendment to Certain Terms of the Warrantholders' Agreement. The Warrantholders' Agreement is hereby amended as follows: (i) each reference therein to the terms "Original Investor" and "Original Investors" shall be deleted, and in their place shall be inserted the terms "Series A Preferred Investor" and "Series A Preferred Investors," respectively; (ii) each reference therein to the terms "New Investor" and "New Investors" shall be deleted, and in their place shall be inserted the terms "Series B Preferred Investor" and "Series B Preferred Investors," respectively; (iii) each reference therein to the term "Notes" shall be deleted, and in its place shall be inserted the term "Preferred Stock;" (iv) each reference therein to the term "Intercreditor and Subordination Agreement" or to the term "Subordination Agreement" shall be deleted, and in its place shall be inserted the term "Standstill Agreement;" and (v) each reference to the term "Securities Purchase Agreement" in Articles II through VIII shall be deleted, and in its place shall be inserted the term "Preferred Stockholders' Agreement."

        2. Amendment to the Legend on the Warrantholders' Agreement. The legend on the cover page to the Warrantholders' Agreement is hereby amended by deleting the existing legend in its entirety, and replacing it with the following:

         This instrument/agreement is subject to a Standstill Agreement dated as of the Closing Date among RADIO ONE, INC., the Subsidiaries of Radio One, Inc. from time to time, the Investors (as defined therein), the Senior Lenders (as defined therein) and NationsBank of Texas, N.A., as Agent to the Senior Lenders (as defined therein) and individually as a Lender, and United States Trust Company of New York, as Trustee for the Senior Subordinated Noteholders (as defined therein). By its acceptance of this instrument/agreement, the holder hereof agrees to be bound by the provisions of such Standstill Agreement to the same extent that each Investor is bound. In the event of any inconsistency between the terms of this instrument/agreement and the terms of such Standstill Agreement, the terms of the Standstill Agreement shall govern and be controlling.

        3. Amendment to the Preamble of the Warrantholders' Agreement. The Preamble of the Warrantholders' Agreement is hereby amended by deleting the existing second paragraph of the Preamble in its entirety, and replacing it with the following:

         The capitalized terms used and not otherwise defined herein which are defined in the Preferred Stockholders' Agreement, dated as of May 14, 1997, by and among the Company, ROL and the Securityholders (the "Preferred Stockholders' Agreement"), shall have the meanings ascribed to them in the Preferred Stockholders' Agreement. Any capitalized term used and not otherwise defined herein which is not defined in the Preferred Stockholders' Agreement but which is defined in the Securities Purchase Agreement, dated as of June 6, 1995, by and among the Company, the subsidiaries of the Company then existing and the Securityholders (the "Securities Purchase Agreement"), shall have the meaning ascribed to such term in the Securities Purchase Agreement.

        4. Amendment to Section 2.02 of the Warrantholders'  Agreement.  Section
2.02 of the Warrantholders' Agreement is hereby amended by deleting the existing first sentence of Section 2.02 in its entirety, and replacing it with the following:

         If on any two (2) occasions after the earlier of (a) 180 days after the consummation of an initial public offering of the Company and (b) the third anniversary of the date hereof, Investors holding at least 662/3 of the outstanding shares of Preferred Stock (the "Initiating Investors") notify the Company in writing that they intend to offer or cause to be offered for public sale all or any portion of their Registrable Securities, the Company shall immediately notify in writing all of the Investors that hold Registrable Securities or Non-Voting Common Stock at the time of its receipt of such notification from such Initiating Investors.

        5. Amendment to Section 5.01 of the Warrantholders'  Agreement.  Section
5.01 of the Warrantholders' Agreement is hereby amended by deleting the existing
Section 5.01 in its entirety, and replacing it with the following:

                  Section 5.01. Investors' Put Right. Subject to the provisions of the Standstill Agreement, dated as of May 19, 1997, by and among the Company, ROL, the Investors, the Senior Lender and the Trustee for the benefit of the holders of Senior Subordinated Notes (the "Standstill Agreement"), Investors holding a majority of the outstanding shares of Preferred Stock may elect, upon 120 days prior written notice, to require the Company to purchase (subject to the provisions of the Standstill Agreement) all outstanding Warrants, Registrable Securities, Non-Voting Common Stock, ROFR Warrants and ROFR Notes held by all of the Investors (collectively, "Put/Call Securities") pursuant to this
         Article V (the "Put") at any time on or after (i) the redemption in full of all of the outstanding shares of Preferred Stock, together with all accumulated and accrued but unpaid dividends thereon, (ii) the merger or consolidation of the Company (other than with a Subsidiary or as permitted under the Preferred Stockholders' Agreement), or (iii) the sale of all or substantially all of the capital stock or assets of the Company or any Subsidiary (other than to a Subsidiary or as permitted under the Preferred Stockholders' Agreement). The Company agrees to give the Investors at least 150 days' prior written notice of any of the foregoing events. Each Investor may also elect to Put their Put/Call Securities to the Company on the tenth day after the eighth anniversary of the date of the original issuance of the shares of Preferred Stock issuable under the Preferred Stockholders' Agreement (the "Mandatory Redemption Date"), upon 120 days prior written notice to the Company. Investors whose Put/Call Securities are subject to a Put hereunder shall be referred to as the "Put Investors." In connection with any Put, all Put Investors shall be obligated to sell their Put/Call Securities to the Company on the terms set forth in this
         Article V and, upon tender by the Company of the applicable Put/Call Price (as defined in Section 5.03) (subject to the provisions of the Standstill Agreement) to each Put Investor, such Put Investor's Put/Call Securities shall be deemed to no longer be outstanding and such Put Investor's only right shall be to receive the Put/Call Price in accordance with the terms hereof; provided, however, that the failure of any Put Investor(s) to transfer its or their Put/Call Securities in accordance with the terms of this Section 5.01 shall not relieve the Company of its obligation to purchase the Put/Call Securities tendered by all other Put Investors hereunder.

        6.  Amendment  to  Section  5.02(a)  of the  Warrantholders'  Agreement.
Section 5.02(a) of the Warrantholders' Agreement is hereby amended by deleting the existing Section 5.02(a) in its entirety, and replacing it with the following:

                  (a) Exercise of Call Right. At the election of the Company, the Company may repurchase all, but not less than all, of the Put/Call Securities then outstanding at any time after the Mandatory Redemption Date (a "Call"), so long as: (i) the Investors do not have outstanding a request for a demand registration under Section 2.02 hereof; and (ii) the Senior Debt shall have been paid in full, together with all accrued but unpaid interest thereon, and all outstanding shares of Preferred Stock shall have been redeemed in full, together with all accumulated and accrued but unpaid dividends thereon, on or prior to the Put/Call Closing (as defined below). If the Company elects to repurchase the Put/Call Securities, it shall give written notice of such election at least 90 days prior to the Put/Call Closing and all Put/Call Securities shall be repurchased on the Put/Call Closing date specified in the Company's notice for an aggregate cash purchase price equal to the Put/Call Price. Each Investor shall receive at the Put/Call Closing the Put/Call Price for their Put/Call Securities.

        7. Amendment to Section 5.03 of the Warrantholders'  Agreement.  Section
5.03 of the Warrantholders' Agreement is hereby amended by deleting the existing
Section 5.03 in its entirety, and replacing it with the following:

                  Section 5.03. Put/Call Price. The purchase price for any Put/Call Securities hereunder (the "Put/Call Price") shall be equal to the product of (x) the number of Shares represented by such Put/Call Securities (with each unit of ROFR Warrants and the corresponding principal amount of ROFR Notes constituting one Share), multiplied by
         (y) the Per Share Net Equity Value of the Company reduced, in the case of the Warrants and ROFR Warrants, by the per share exercise price therefor. The "Per Share Net Equity Value" of the Company shall be the quotient of (a) the Net Equity Value of the Company (as determined below) divided by (b) the total number of outstanding shares of Common Equity (determined on a fully-diluted basis and after giving effect to the exercise of any Warrants, ROFR Warrants or other options for Common Equity and the conversion and exchange of any securities convertible into or exchangeable for Common Equity). "Net Equity Value" of the Company shall mean the aggregate of: (A) the fair market value of the Company as determined below; plus (B) all accounts receivable, cash and cash equivalents held by the Company as of the date of determination and the aggregate exercise price of all outstanding Warrants, ROFR Warrants or options for Common Equity; reduced by (C) the aggregate of all Indebtedness for borrowed money and current liabilities of the Company required to be included on a balance sheet in accordance with generally accepted accounting principles (excluding the current maturities of Indebtedness). In connection with a Put or Call occurring in connection with a sale or transfer to a third party of all or substantially all of the Common Equity in, or the assets of, the

         Company or any Subsidiary, the fair market value of the Company shall be the aggregate amount of consideration paid to the Company, the Management Stockholders and any other holders of outstanding capital stock of the Company, including any payments made to the Management Stockholders under any consulting, noncompetition or employment agreements. Otherwise, the applicable Investors as a group (with decision-making power belonging to Investors holding a majority of the outstanding shares of Preferred Stock held by all Investors, in the case of a Call, and the Put Investors in the case of a Put) and the Company shall in good faith seek to reach agreement as to the fair market value of the Company at least sixty (60) days prior to any Put/Call Closing. If the applicable Investors and the Company are unable to reach agreement within such time frame, the fair market value of the Company shall be determined by an appraisal process and the Company and the applicable Investors as a group (with decision-making power belonging to Investors holding a majority of the outstanding shares of Preferred Stock held by all Investors, in the case of a Call, and the Put Investors in the case of a Put) shall, within seven (7) days thereafter, each select an independent, non-affiliated investment banking firm of recognized national standing or a brokerage firm having not less than five (5) years of experience in the radio broadcasting industry (each an "Independent Appraiser"). Within twenty (20) days after selection, each Independent Appraiser shall prepare and deliver to the Company and the applicable Investors an appraisal of the fair market value of the Company in accordance with the terms set forth below and, in the absence of manifest error or fraud and so long as the lower appraisal is no less than 90% of the higher appraisal, the two appraisals shall be averaged and the result shall be the fair market value of the Company. If the lower appraisal is less than 90% of the higher appraisal, the two Independent Appraisers shall, within seven
         (7) days thereafter, choose a third Independent Appraiser who shall deliver its own appraisal of the fair market value of the Company within twenty (20) days thereafter. The two appraisals that are closest in value shall then be averaged and the result shall, in the absence of manifest error or fraud, be the fair market value of the Company (unless the third appraisal is equal to the average of the first two appraisals, in which case it shall be the fair market value of the Company). All appraisals hereunder will appraise the fair market value of the Company (i) as a going concern and valued as if debt-free, without including the Company's cash balances and without regard to accounts receivable or the illiquidity of the Company's capital stock or to any discount attributable to the minority interest represented by the Put/Call Securities, if applicable, or other considerations relating to the nonpublic status of the Company's securities, (ii) on the basis of what a willing buyer, with recourse to any necessary financing, would pay to a willing seller who is under no compunction to sell, (iii) assuming a form of transaction which will maximize such value to the extent such form could be realistically and reasonably achieved, and (iv) without diminution for any taxes that might otherwise be incurred by the Company or any Securityholder in connection with any hypothetical sale of the Common Equity in, or the assets of, the Company or any Subsidiary. All costs of any appraisals shall be borne by the Company. If the appraisal process has not been completed by the Put/Call Closing date or the Company otherwise fails to meet its Put or Call obligations by such date, the applicable Investors shall continue to have all of the rights and benefits of this Agreement until the Net Equity Value has been determined and the Put/Call Securities have been redeemed in full; provided, however, that the applicable Investors shall be entitled to receive interest on the Put/Call Price that is ultimately determined hereunder from the Put/Call Closing date at the rate of fifteen percent (15%) per annum, compounded annually.

        8. Amendment to Article VI of the Warrantholders' Agreement. Article VI of the Warrantholders' Agreement is hereby amended by deleting the existing
Article VI in its entirety, and replacing it with the following:

         ARTICLE VI.  INVESTORS GO-ALONG RIGHT.

                  Investors  holding a  majority  of the  outstanding  shares of
         Preferred Stock shall have the option (the "Go-Along Right"), exercisable upon 30 days' prior written notice to the Company and all the other Securityholders and subject to the terms of the Standstill Agreement, to cause the sale or refinancing of either the entire business and assets of the Company or all of the Common Stock, Warrants and other equity interests in the Company, upon the first to occur of the following: (i) a breach by the Company of its obligations under
         Article V with respect to a Put which has not been cured within 30 days after written notice thereof; (ii) a breach by the Company of Section 10 of the Preferred Stockholders' Agreement, and (iii) any breach by the Company of its obligations under Section 2.02 hereof; provided, however, that any sale of either the entire business and assets of the Company or all of the Common Stock, Warrants and other equity interests in the Company to an Affiliate of the Investors holding a majority of the outstanding shares of Preferred Stock or a majority in interest of the Warrants shall not be for less than ninety percent (90%) of the
         Fair Market Value of the Company (as determined below). The Go-Along Right granted hereunder includes the power and authority to negotiate and consummate the sale of all or any substantial part of the assets of or capital stock, partnership interests and/or other equity interests in the Company and its Subsidiaries. By their execution hereof, each of the parties to this Agreement hereby consents to the taking of any action by the Investors exercising the Go-Along Right, including without limitation, the right to seek to take control, or appoint a receiver, trustee, transferee or other official to take control, of the Company and each Subsidiary (and/or the right to expand the Board of Directors of the Company and each to up to nine (9) Directors and appoint individuals to the vacancies created by such expansions) solely for the purpose of effecting the Go-Along Right and to consummate the transactions contemplated thereby, subject to necessary FCC approval, and agrees to cooperate fully in the taking of any such action
         (including, without limitation, the execution and delivery of agreements, assignments and other instruments relating to such action and full cooperation and assistance in obtaining third-party consents), and using its best efforts in connection therewith (provided, however, that in the case of the Management Stockholders, "best efforts" shall not include or require the payment of money), and hereby irrevocably appoints the Investors who exercise the Go-Along Right and each of them as proxies and attorneys-in-fact with full power and substitution, in order to accomplish such action, which power-of-attorney shall be deemed to be coupled with an interest and shall be irrevocable. The Go-Along Right shall not be deemed to constitute a de facto transfer of control for FCC purposes and shall be subject to the requirements that (i) the Company and/or its Subsidiaries obtain any necessary FCC approvals for the actions taken hereunder and (ii) prior to or upon consummation of any sale or refinancing hereunder the Company and its Subsidiaries repay in full all indebtedness for money borrowed including, but not limited to, the Senior Indebtedness (as defined in the Standstill Agreement) and that the Senior Loan Agreement and the Indenture shall have terminated prior to the transfer of any assets of, or equity interest in, the Company and its Subsidiaries, and shall be subject to the requirement that all express terms of any such sale be equivalent with respect to all Securityholders (other than differences reflecting the exercise price of the Warrants and the ROFR Warrants and the fact that the Management Stockholders may be required to enter into a reasonable noncompetition agreement subject to the payment of reasonable compensation to them in exchange therefor).

                  For purposes of this Article VI, the Fair Market Value of the Company shall be determined as follows:

                           Within ten (10) days of the  delivery  of the written
                  notice to the Company of the exercise of the Go-Along Right, Investors holding a majority of the outstanding shares of Preferred Stock shall select an independent, non-affiliated investment banking firm of recognized national standing or a brokerage firm having not less than five (5) years of experience in the radio broadcasting industry (the "Appraiser"). Within twenty (20) days after selection, the Appraiser shall prepare and deliver to the Company and the Investors an appraisal of the Fair Market Value of the Company in accordance with the terms set forth below and, in the absence of manifest error or fraud, the appraisal shall be the Fair Market Value of the Company. Any appraisal hereunder will appraise the Fair Market Value of the Company as a going concern and valued as if debt-free on the basis of what a willing buyer, with recourse to any necessary financing, would pay to a willing seller who is under no compunction to sell. All costs of any appraisals shall be borne by the Company.

         9. Amendment to Article VII of the Warrantholders' Agreement. Article VII of the Warrantholders' Agreement is hereby amended to insert the following clause after the words "best efforts" each time such words are used in such
Article VII:

          (provided, however, that in the case of the Management Stockholders, "best efforts" shall not include or require the payment of money)

        10.  Amendment  to  Section  8.01(a) of the  Warrantholders'  Agreement.
Section 8.01(a) of the Warrantholders' Agreement is hereby amended by adding the following sentence as the last sentence of such Section 8.01(a):

         Notwithstanding the provisions of this Section 8.01(a), the Board of Directors may be expanded to up to nine (9) members in a manner consistent with Article VI hereof, Section 10 of the Preferred Stockholders' Agreement, and the Company's Bylaws.

        11. Amendment to Section 8.02 of the Warrantholders' Agreement.

         Section 8.02 of the Warrantholders' Agreement is hereby amended to add the following sentence as the last sentence of such Section 8.02:

         Vacancies created or occurring as a result of the exercise of the rights granted to the Investors under Article VI of this Agreement or under Section 10 of the Preferred Stockholders' Agreement shall be filled as provided in such Article VI or Section 10, as applicable.

        12. Amendment to Section 9.03 of the Warrantholders' Agreement.  Section
9.03 of the Warrantholders' Agreement is hereby amended by deleting the existing
Section 9.03 in its entirety, and replacing it with the following:

                  Section 9.03. Amendment and Waiver. Any party may waive any provision hereof intended for its benefit in writing. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereto at law or in equity or otherwise. Subject to the terms of the Standstill Agreement, this Agreement may be amended with the prior written consent of the Company, and if required pursuant to the terms of the Standstill Agreement, the Senior Lender and the Trustee, on behalf of the holders of the Senior Subordinated Notes (until payment in full of the Senior Debt and the Senior Subordinated Notes and termination of the Senior Loan Agreement and the Indenture), a majority in interest of the Management Stockholders and the holders of a majority of the outstanding shares of Preferred Stock, in which event such amendment shall be binding on all parties hereto; provided, however, that if such amendment would amend any provision requiring a consent or approval of the Investors, such amendment shall require the consent of Investors holding that percentage of the outstanding shares of Preferred Stock required pursuant to the provision to be amended; and provided further, that if such amendment would have a disproportionately negative impact on any party hereto, such amendment shall require the consent of such party.

                  With respect to any action hereunder requiring the consent or approval of the Investors, if all of the outstanding shares of the Preferred Stock, together with all accumulated and accrued but unpaid dividends thereon, have been redeemed in full for any reason, such action shall then require the consent or approval of Investors that held, immediately prior to such redemption, at least that percentage of the outstanding shares of Preferred Stock that would otherwise have been required to secure the consent or approval of such action under the terms of this Agreement.

        13. Amendment to Section 9.04 of the Warrantholders' Agreement.  Section
9.04 of the Warrantholders' Agreement is hereby amended to add the following clause at the end of the first sentence of such Section 9.04:

         and the Indebtedness of the Company under the Senior Subordinated Notes and the Indenture.

        14. Amendment to Section 9.05 of the Warrantholders' Agreement.  Section
9.05 of the Warrantholders' Agreement is hereby amended by deleting the existing
Section 9.05 in its entirety, and replacing it with the following:

                  Section 9.05. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given (a) if delivered personally or (b) if sent by telex or telecopier, registered or certified mail (return receipt requested) with postage prepaid, or by courier guaranteeing next day delivery, in each case to the party to whom it is directed at the following addresses (or at such other address for any party as shall be specified by notice given in accordance with the provisions hereof, provided that notices of a change of address shall be effective only upon receipt thereof). Notices delivered personally shall be effective on the day so delivered, notices sent by registered or certified mail shall be effective three days after mailing, notices sent by telex shall be effective when answered back, notices sent by telecopier shall be effective when receipt is acknowledged, and notices sent by courier guaranteeing next day delivery shall be effective on the earlier of the second business day after timely delivery to the courier or the day of actual delivery by the courier:

                  (a) if to the Series B Preferred Investors, at the following address:

                           (i) Alta Subordinated Debt Partners III, L.P. c/o Burr, Egan, Deleage & Co.
                                    One Post Office Square
                                    Suite 3800
                                    Boston, MA  02109
                                    Attention:  Brian McNeill

                           (ii)     BancBoston Investments Inc.
                                    175 Federal Street
                                    10th Floor
                                    Boston, MA  02110
                                    Attention:  Sanford Anstey

                           (iii)    Grant M. Wilson
                                    201 Concord Street
                                    Carlisle, MA 01741

                  with a copy to:

                           (i)      Goodwin, Procter & Hoar  LLP
                                    Exchange Place
                                    Boston, Massachusetts  02109
                                    Attention:  John J. Egan III, Esq.

                           (ii)     Ropes & Gray
                                    One International Place
                                    Boston, MA  02110
                                    Attention: Winthrop G. Minot, Esq.

                  (b) if to the Management Stockholders, the Company or ROL, at the following address:

                           Radio One, Inc.
                           4001 Nebraska Avenue, N.W.
                           Washington, D.C.  20016
                           Attention: Alfred C. Liggins and Catherine L. Hughes

                  with a copy to:

                           Kirkland & Ellis
                           655 Fifteenth Street N.W.
                           Washington, D.C.  20005
                           Attention:  Richard L. Perkal, Esq.

                  (c) if to the Series A Preferred Investors, to the address set forth next to their respective names on Schedule B hereto.

        15. Amendment to Section 9.10 of the Warrantholders' Agreement.  Section
9.10 of the Warrantholders' Agreement is hereby amended by deleting the existing
Section 9.10 in its entirety, and replacing it with the following:

                  Section 9.10. Entire Agreement. This Agreement, together with the Securities Purchase Agreement, the Preferred Stockholders' Agreement, the Standstill Agreement, and the Exchange Agreement and other agreements contemplated hereby and thereby, is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement, the Securities Purchase Agreement, the Preferred Stockholders' Agreement, the Standstill Agreement, the Exchange Agreement and the other agreements contemplated hereby and thereby (including the exhibits hereto and thereto) supersede all prior agreements and understandings between the parties with respect to such subject matter, including without limitation those agreements listed on Appendix B to the Securities Purchase Agreement and Appendix B to the Preferred Stockholders' Agreement, all related agreements and any other agreement entered into among (i) any of the Company, the Subsidiaries or the Managing Stockholders and (ii) the Series A Preferred Investors or any Series A Preferred Investor.

        16. Amendment to Schedule B to the Warrantholders' Agreement. Schedule B to the Warrantholders' Agreement is hereby amended by deleting the existing address given for TSG Ventures Inc. in its entirety, and replacing it with the following:

                  177 Broad Street, 12th Floor
                  Stamford, Connecticut  06901
                  Attention:  Duane Hill

        17. Documents Otherwise Unchanged. Except as provided herein, the Warrantholders' Agreement shall remain unchanged and in full force and effect.

        18. Waiver of Preemptive Rights. The Investors hereby waive the requirements of and any rights they may have under Article IV of the Warrantholders' Agreement with respect to the issuance by the Company of the Preferred Stock.

        19. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

        20. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and any respective successors and assigns.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this First Amendment to the Warrantholders' Agreement as of the date first above written.

                                    COMPANY:

                                    RADIO ONE, INC.


                                      By: /s/ Alfred C. Liggins
                                          --------------------------------
                                          Name:     Alfred C. Liggins
                                          Title:    President

                                    SUBSIDIARY:

                                    RADIO ONE LICENSES, INC.


                                       By: /s/ Alfred C. Liggins
                                          --------------------------------

                                          Name:     Alfred C. Liggins
                                          Title:    President


                                    MANAGEMENT STOCKHOLDERS:


                                    /s/ Alfred C. Liggins
                                    ---------------------------------
                                    Alfred C. Liggins, individually


                                    Catherine L. Hughes
                                    ---------------------------------
                                    Catherine L. Hughes, individually


                                    /s/ Jerry A. Moore
                                    ---------------------------------
                                    Jerry A. Moore III, individually


                           [Signature Pages Continue]

                          SERIES B PREFERRED INVESTORS:

                                    ALTA SUBORDINATED DEBT
                                    PARTNERS III, L.P.

                                       By:    Alta Subordinated Debt
                                              Management III, L.P., its
                                              General Partner

                                       By: /s/ Eileen McCarthy
                                           --------------------------------
                                       Name: Eileen McCarthy
                                       Title:

                                    BANCBOSTON INVESTMENTS INC.


                                       By: /s/ Lars A. Swanson
                                           --------------------------------
                                       Name: Lars A. Swanson
                                       Title:Vice President



                                       /s/ Grant M. Wilson
                                       ------------------------------------
                                       Grant M. Wilson, individually


                          SERIES A PREFERRED INVESTORS:

                                    SYNCOM CAPITAL CORPORATION


                                       By: /s/ Terry L. Jones
                                           --------------------------------
                                       Name:  Terry L. Jones
                                       Title: President

                                    ALLIANCE ENTERPRISE CORPORATION


                                       By: /s/ Divakar Kamath
                                           --------------------------------
                                       Name:  Divakar Kamath
                                       Title: Executive Vice President

        [Signature Page to First Amendment to Warrantholders' Agreement]

                           [Signature Pages Continue]

                                    GREATER PHILADELPHIA VENTURE
                                    CAPITAL CORPORATION, INC.


                                       By: /s/ Fred G. Choate
                                           --------------------------------
                                       Name:  Fred G. Choate
                                       Title: Manager


                                    OPPORTUNITY CAPITAL CORPORATION


                                       By: /s/ J.P. Thompson
                                           --------------------------------
                                       Name:  J. Peter Thompson
                                       Title: President


                                    CAPITAL DIMENSIONS VENTURE
                                         FUND, INC.


                                       By: /s/ Dean Pickerell
                                           --------------------------------
                                       Name:  Dean Pickerell
                                       Title: President


                                    TSG VENTURES INC.


                                       By: /s/ Duane E. Hill
                                           --------------------------------
                                       Name:  Duane E. Hill
                                       Title: Principal


                                    FULCRUM VENTURE CAPITAL
                                      CORPORATION


                                       By: /s/ Brian Argrett
                                           --------------------------------
                                       Name:  Brian Argrett
                                       Title: President

        [Signature Page to First Amendment to Warrantholders' Agreement]